SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_|   Confidential for Use of Commission Only (as permitted by Rule 14a-6(e)(2)

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           RCG COMPANIES INCORPORATED
                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

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         |_| Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

                           RCG COMPANIES INCORPORATED

                         6836 Morrison Blvd., Suite 200
                               Charlotte, NC 28211

                              _______________, 2005

Dear Fellow Stockholders:

         On behalf of the Board of Directors of RCG Companies Incorporated, we invite you to join us at the Annual Meeting (the "Meeting") of Stockholders, which will be held at the Westin at 3391 Peachtree Road NE, located in Atlanta, Georgia on June 24, 2005 at 9:30 a.m. EST.

         At the Meeting, you will be asked to (i) elect eight directors of the Company; (ii) ratify the appointment of BDO Seidman, LLP, as our independent registered accounting firm for the Company for the fiscal year ending June 30, 2005; (iii) to approve, to the extent required for compliance with the American Stock Exchange rules, the issuance of additional shares of the Company's common stock in connection with the Company's February 2005 acquisition of Farequest Holdings, Inc., as needed for full (a) conversion of the Company's Series B 6% Redeemable Participating Preferred Stock into Common Stock; (b) payment of the Company's $6,037,872 Promissory Note with 3,018,936 shares of Common Stock for the principal amount, plus payment of interest of 4% per year in shares of Common Stock as needed, and (c) issuance of shares of common stock as needed in full satisfaction of the Contingent Shares payable to the Farequest Holdings, Inc. former shareholders; (iv) to approve, to the extent required for compliance with the American Stock Exchange rules, issuance of additional shares of the Company's common stock as needed for the full conversion of the Company's Series A 6% Convertible Preferred Stock and exercise of Warrants and Additional Investment Rights sold in a private placement offering completed by the Company in September 2004 and Warrants sold in private placement offerings completed by the Company in October 2003 and February 2005 and adjusted in April 2005; (v) to approve, to the extent required for compliance with the American Stock Exchange rules, issuance of additional shares of the Company's common stock as needed for full conversion of the Company's Series C Convertible Preferred Stock and exercise of the Company's Warrants sold in a private placement in April 2005;
(vi) to approve an amendment to the Company's Certificate of Incorporation effecting a 1 for 10 reverse split of the Company's common stock and reduction of the Company's authorized common stock to 50,000,000; (vii) to approve, to the extent required for compliance with the American Stock Exchange rules, the issuance of additional shares of the Company's common stock as needed for full conversion of the Company's aggregate $12,500,000 Secured Promissory Notes issued for the acquisition of OneTravel, Inc.; and (viii) act upon such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

         We hope that you will be able to attend the Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Whether or not you plan to attend, we encourage you to complete, sign, date and return the enclosed proxy as promptly as possible in order that your shares are represented at the Meeting. We look forward to seeing you at the Meeting.

                                     Sincerely,


                                     ------------------------------------------
                                     William A. Goldstein
                                     Chairman of the Board

                           RCG COMPANIES INCORPORATED

                         6836 Morrison Blvd., Suite 200
                               Charlotte, NC 28211
                              _______________, 2005

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On June 24, 2005

         To the Stockholders of RCG Companies Incorporated:

         Notice is hereby given that the Annual Meeting of Stockholders (together with any adjournments or postponements thereof, the "Meeting") of RCG Companies Incorporated, a Delaware corporation (the "Company"), will be held at the Westin, located at 3391 Peachtree Road NE, Atlanta, Georgia, on June 24, 2005 at 9:30 a.m., local time, for the purpose of considering and voting upon the following matters:

         (1) To elect a board of eight directors, each to serve a one-year term;

         (2)      To  ratify  the  appointment  of  BDO  Seidman,   LLP  as  our
                  independent registered accounting firm for the Company for the fiscal year ending June 30, 2005;

         (3) To approve, to the extent required for compliance with the American Stock Exchange rules, the issuance of additional shares of the Company's common stock in connection with the Company's February 2005 acquisition of Farequest Holdings,
                  Inc., as needed for full (i) conversion of the Company's Series B 6% Redeemable Participating Preferred Stock into Common Stock; (ii) payment of the Company's $6,037,872 Promissory Note with 3,018,936 shares of Common Stock for the principal amount plus payment of interest of 4% per year in shares of Common Stock as needed, and (iii) issuance of shares of common stock as needed in full satisfaction of the Contingent Shares payable to the Farequest Holdings, Inc. former shareholders;

         (4) To approve, to the extent required for compliance with the American Stock Exchange rules, issuance of additional shares of the Company's common stock as needed for the full conversion of the Company's Series A 6% Convertible Preferred Stock and exercise of Warrants and Additional Investment Rights sold in a private placement offering completed by the Company in September 2004 and Warrants sold in private placement offerings completed by the Company in October 2003 and February 2005 and adjusted in April 2005;

         (5) To approve, to the extent required for compliance with the American Stock Exchange rules, issuance of additional shares of the Company's common stock as needed for full conversion of the Company's Series C Convertible Preferred Stock and exercise of the Company's Warrants sold in a private placement in April 2005;

         (6) To approve an amendment to the Company's Certificate of Incorporation effecting a 1 for 10 reverse split of the Company's common stock and reduction of the Company's authorized common stock to 50,000,000 shares;

         (7) To approve, to the extent required for compliance with the American Stock Exchange rules, the issuance of additional shares of the Company's Common Stock as needed for full conversion of the Company's aggregate $12,500,000 Secured Promissory Notes issued for the acquisition of OneTravel, Inc.; and

         (8) To transact such other business as may properly come before the Meeting.

         If our stockholders do not approve all of the proposals 4, 5 and 6, then none of them will be implemented even if one or two of them are separately approved. These items are more fully described in the accompanying Proxy
Statement, which is hereby made a part of this Notice of the Meeting of Stockholders.

         The Board has fixed the close of business on April 27, 2005 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting.

         A copy of the Company's Annual Report on Form 10-K/A for the fiscal year ended June 30, 2004, is enclosed. The Report is not a part of the proxy soliciting material enclosed with this Notice.

                                       BY ORDER OF THE BOARD,


                                       -----------------------------------------
                                       WILLIAM A. GOLDSTEIN
                                       Chairman of the Board of Directors

Charlotte, NC
_______________, 2005

         All Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage-prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares. Additionally, in order to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                                                     PRELIMINARY PROXY STATEMENT

                PROXY STATEMENT/ANNUAL MEETING OF STOCKHOLDERS OF

                           RCG COMPANIES INCORPORATED

                              _______________, 2005

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         This Proxy Statement (the "Proxy Statement") and the accompanying form of proxy are being furnished to the Stockholders (the "Stockholders") of RCG Companies Incorporated (the "Company") in connection with the solicitation of proxies by the Board of the Company (the "Board") from holders of its outstanding common stock (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company (together with any adjournments or postponements thereof, the "Meeting") to be held at the Westin, located at 3391 Peachtree Road NE, Atlanta, Georgia, on June 24, 2005 at 9:30 a.m., local time. This Proxy Statement, the accompanying form of proxy, and the Annual Report to Stockholders are expected to be mailed to Stockholders of the Company on or about ________, 2005.

Solicitation

         The expense of this solicitation will be borne by the Company. In addition to solicitation by mail. Executive officers and other employees of the Company may solicit proxies, without additional compensation, personally and by telephone and other means of communication. The Company will also reimburse brokers and other persons holding Common Stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxies and proxy materials to beneficial owners. The Company has also retained Automatic Data Processing, Inc. to assist in the solicitation of proxies for a fee not to exceed $20,000 plus expenses.

Voting Rights and Outstanding Shares

         Stockholders of record as of the close of business on April 27, 2005 (the "Record Date") will be entitled to vote at the Meeting (except as noted in the specific Proposal descriptions set forth below). Each share of outstanding Common Stock is entitled to one vote. As of the Record Date, there were 29,219,112 shares of Common Stock outstanding.

         The presence at the Meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock as of the Record Date will constitute a quorum for transacting business at the Meeting. With respect to voting generally, votes that are withheld broker non-votes, will be counted to determine whether a quorum is present, but will not be counted as part of the total number of votes cast on any proposal and will have no effect on the outcome. Broker non-votes occur when a broker nominee, holding shares in street name for the beneficial owner thereof, has not received voting instructions from the beneficial owner and does not have discretionary authority to vote. In determining whether a proposal has received the requisite number or favorable votes, abstentions will be counted as part of the total number of votes cast on such proposal to determine whether a quorum is present. Thus abstentions will have the same effect as votes "against" the proposal.

         The election of directors requires the plurality vote of the shares of Common Stock present in person or represented by proxy and voting. The ratification of BDO Seidman, LLP as our independent auditors for the fiscal year ending June 30, 2005 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting. Therefore, abstentions and broker non-votes will not have any effect on the voting to elect directors. Broker non-votes will not have any effect on the vote to ratify appointment of the auditors, but abstentions will have the effect of a vote "against" ratification.

         Approval of Proposal 3 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting, excluding shares of common stock issued in connection with the Company's acquisition of Farequest Holdings, Inc. Broker non-votes will not have any effect on the vote in Proposal 3, but abstentions will have the effect of a vote "against."

         Approval of Proposal 4 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting, excluding shares of common stock acquired from the conversion of the Company's Series A Convertible Preferred Stock or exercise of Warrants and Additional Investment Rights sold in September 2004 and Warrants sold in October 2003 and February 2005. Broker non-votes will not have any effect on Proposal 4, and abstentions will have the effect of a vote "against" Proposal 4. However, approval of Proposal 4 is also contingent upon approval of Proposals 5 and 6. Therefore, although broker non-votes will not have any effect on Proposal 4, they do act as a vote against Proposal 6 and consequently will indirectly act as a vote against Proposal 4.

         Approval of Proposal 5 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting. Broker non-votes will not have any effect on Proposal 5, and abstentions will have the effect of a vote "against" Proposal 5. However, approval of Proposal 5 is also contingent on approval of Proposals 4 and 6. Therefore, although broker non-votes will not have any effect on voting for Proposal 5, they do act as a vote against Proposal 6 and consequently will indirectly act as a vote against Proposal 5.

         The approval of Proposal 6, which is an amendment to the Company's Certificate of Incorporation effecting a 1 for 10 reverse split of the Company's Common Stock and reducing the Company's authorized common stock, requires the affirmative vote of a majority of the outstanding shares of Common Stock. Therefore, abstentions and broker non-votes will have the effect of a vote "against" this proposal. Also, approval of Proposals 4, 5 and 6 are contingent upon them all being approved. Consequently, abstentions, broker non-votes or the failure to return a proxy or vote at the meeting will have the effect of voting against the proposal and indirectly Proposals 4 and 5.

         The approval of Proposal 7 - to approve, to the extent required for compliance with the American Stock Exchange rules, the issuance of additional shares of the Company's Common Stock as needed for full conversion of the Company's aggregate $12,500,000 Secured Promissory Notes issued for the acquisition of OneTravel, Inc. - requires the affirmative vote of a majority of the shares of Common stock present in person or represented by proxy at the meeting. Broker non-votes will not have any effect on Proposal 7, and abstentions will have the effect of a vote "against" Proposal 7.

Revocability of Proxies

         The  shares  of  Common  Stock  represented  by proxy  will be voted as instructed  if  received  in  time  for  the  Meeting.  If no  instructions  are indicated, such shares will be voted in favor of (FOR) (i) each nominee for election as a director specified herein; (ii) the ratification of the appointment of BDO Seidman, LLP, as independent auditors for the Company for the fiscal year ending June 30, 2005; (iii) to approve, to the extent required for compliance with the American Stock Exchange rules, the issuance of additional shares of the Company's common stock in connection with the Company's February 2005 acquisition of Farequest Holdings, Inc., as needed for full (a) conversion of the Company's Series B 6% Redeemable Participating Preferred Stock into
Common Stock; (b) payment of the Company's $6,037,872 Promissory Note with 3,018,936 shares of Common Stock for the principal amount plus payment of interest of 4% per year in shares of Common Stock as needed, and (c) issuance of shares of Common Stock as needed in full satisfaction of the Contingent Shares payable to the Farequest Holdings, Inc. former shareholders; (iv) to approve, to the extent required for compliance with the American Stock Exchange rules, issuance of additional shares of the Company's Common Stock as needed for the full conversion of the Company's Series A 6% Convertible Preferred Stock and exercise of Warrants and Additional Investment Rights sold in a private placement offering completed by the Company in September 2004 and Warrants sold in private placement offerings completed by the Company in October 2003 and February 2005 and adjusted in April 2005; (v) to approve, to the extent required for compliance with the American Stock Exchange rules, issuance of additional shares of the Company's Common Stock as needed for full conversion of the Company's Series C Convertible Preferred Stock and exercise of the Company's Warrants sold in a private placement in April 2005; (vi) to approve an amendment to the Company's Certificate of Incorporation effecting a 1 for 10 reverse split of the Company's Common Stock and reduction of the Company's authorized Common Stock to 50,000,000 shares; (vii) to approve, to the extent required for compliance with the American Stock Exchange rules, the issuance of additional shares of the Company's Common Stock for full conversion of the Company's aggregate $12,500,000 Secured Promissory Notes issued for the acquisition of OneTravel, Inc.; and (viii) in the discretion of the proxy holder as to any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

         Any person signing and mailing the proxy may, nevertheless, revoke it at any time before it is exercised by written notice to the Company (Attention:
Investor Relations, 6836 Morrison Boulevard, Suite 200, Charlotte, NC 28211), or by attending in person and voting at the Meeting. Attendance at the Meeting, however, will not itself constitute the revocation of a proxy.

--------------------------------------------------------------------------------
                        EFFECTS OF THE STOCKHOLDER VOTES

         The Board of Directors of the Company believes that approval of Proposals 3 through 7 are in the best interests of the Company and its common stockholders. The Company has a working capital deficit and negative cash flow from operations. Proposals 3, 4, 5, 6 and 7, if approved, present the Company with the opportunity to satisfy significant obligations, for which it does not currently have adequate cash resources, by issuing Common Stock.

         Proposal 3

         In connection with the acquisition of Farequest Holdings Inc., the Company issued a Promissory Note for $6,037,872, and Series B 6% Redeemable Participating Preferred Stock with a stated value of $8.18 per share that bears an annual cumulative dividend of 6% unless the Series B Preferred Stock converts to Common Stock no later than October 29, 2005. If this proposal is approved, the principal amount of the promissory note will be satisfied by paying 3,018,936 common shares, plus payment of interest of 4% per year in shares of Common Stock as needed, and the Series B Preferred Stock will convert into common shares and no dividend will be payable. If this proposal is not approved, the promissory note will be payable in cash on February 1, 2006 and the Series B Stock will remain outstanding, ranking senior to the Common Stock, and bearing a cumulative dividend of 6% per annum.

         Proposals 4, 5 and 6

         In connection with the Company's April 2005 Private Placement, the proceeds of which were used to finance the acquisition of OneTravel, Inc., to redeem outstanding Debentures and for working capital, the Company issued Series C Convertible Preferred Stock with an aggregate liquidation preference of approximately $31,000,000. The Series C Preferred Stock is redeemable, if not converted earlier into common stock, one year from its issuance, i.e. April 14, 2006. Approval of all three Proposals 4, 5 and 6 is required for any of the three Proposals to be approved, i.e. approval of any one of them is contingent on all three being approved.

         If these proposals are approved, the Series C Convertible Stock will automatically convert into common stock. If these proposals are not approved, the Series C Preferred Stock will remain outstanding and will be mandatorily redeemable by the Company for approximately $31,000,000 on April 14, 2006.

         Proposal 7

         In connection with the Company's acquisition of OneTravel, Inc. in April 2005, the Company issued an aggregate of $12,500,000 Convertible Promissory Notes to certain stockholders of OneTravel, Inc. The notes are due October 12, 2005, but may be extended by the Company for five separate one month extension periods by payment of an aggregate of $125,000 for each extension.

         Although the Convertible Promissory Notes would only be converted at the holders' option, if Proposal 7 is approved the holders may convert the notes into Common Stock and the Company could satisfy its obligations for the notes with Common Stock. If Proposal 7 is not approved, however, the Company will not have the flexibility to honor a conversion request by the noteholders and satisfy the promissory notes by issuing Common Stock.
--------------------------------------------------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Eight directors, constituting the entire Board, are to be elected at the Meeting and, if elected, will serve until the next Meeting of Stockholders and until their successors have been elected and qualified. The Company's Bylaws, as amended, provide that the Board shall consist of a minimum of three and a maximum of nine members.

         The nominees of the Board are set forth below. All of the current members of the Board have been nominated to continue to serve as directors of the Company. In the event any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who shall be designated by the Board to fill the vacancy. If additional persons are nominated for election as directors, then the proxy holders intend to vote all proxies received by them for the nominees listed below unless instructed otherwise. As of the date of this Proxy Statement, the Company is not aware of any nominee who is unable or who will decline to serve as a director, if elected.

Nominees for Election as Directors

         Set forth below are the names, ages, positions and offices held and a brief description of the business experience during the past five years of each person nominated to serve as a director of the Company.

         William A. Goldstein (age 41), has served as the Company's Chairman of the Board since February 2, 2005, and became Chief Executive Officer of the Company effective April 28, 2005. From June 2003 to present, Mr. Goldstein served as Chairman of the Board of Farequest Holdings, Inc., and from March 1992 to November 2004 as Chairman and Chief Executive Officer of J&C Nationwide, Inc., a physician staffing company which he founded in 1992. Mr. Goldstein has also served as an executive or board member for several companies including Market Central, Inc., a publicly traded technology company from February 2003 until November 2004, and as Chairman of LA Digital Post, a privately held post production film equipment rental company from September 2003 to present, and nPorta, Inc., a travel software and booking engine technology company from April 2000 to present. Mr. Goldstein earned his Bachelor's Degree in Business Administration from Old Dominion University.

         Michael D. Pruitt (age 44) became the Company's Chief Executive Officer and President on November 8, 2000 and continued in these positions until April 28, 2005. He has served as a director of the Company since October 3, 2000. Additionally, Mr. Pruitt served as the Company's Chairman from July 2001 to February 2003. Mr. Pruitt was also the founder of Avenel Ventures, Inc., a business development company, and has served as President, Chief Executive Officer and director of Avenel Ventures, Inc. since its formation in June 2000. From May 1999 to June 2000, Mr. Pruitt was involved in founding Avenel Financial Group, Inc., a financial services firm specializing in e-commerce and technology. From October 1997 to May 1999, Mr. Pruitt was the Executive Vice President of Marketers World International. Mr. Pruitt was an independent consultant from January 1997 to October 1997. From January 1992 to January 1997, Mr. Pruitt was the COO of Ty Pruitt Trucking, Inc.

         Jeffrey F. Willmott (age 56), has served as a director of the Company since October 17, 2002. Mr. Willmott served as the Company's Chairman of the Board from February 2003 until February 2005. From 2001 to 2002, Mr. Willmott was Chairman and Chief Executive Officer of EKN Asset Management, a registered investment advisory firm in New York City. From 1999 to 2000, Mr. Willmott served as the managing director of Trenwith Securities, a middle market investment bank, were he was responsible for the origination and execution of corporate finance engagements. From 1991 to 1999, Mr. Willmott was a Senior Vice President at Warburg Dillon Read (now UBS Warburg), where he was responsible for business development. From 1983 to 1990, he was a regional director of sales and marketing at Westinghouse Broadcasting.

         Dr. James A. Verbrugge (age 64) has served as a director of the Company since January 11, 1999. Dr. Verbrugge is a Professor of Finance (Emeritus) at the University of Georgia where he has been employed since 1968. He is also the Director of the Center for Strategic Risk Management in the Terry College of Business at the University of Georgia and is actively involved in executive education programs. Since July 2001, Dr. Verbrugge has also been a director of Crown Crafts, Inc.

         P. Roger Byer (age 59), CPA, has served as a director of the Company since June 2003. From May 2001 to September 2002, Mr. Byer served as CEO and President of Stellex Aerostructures, Inc., a manufacturer of commercial and defense RF electronics and military machined aerostructure components. From July 1997 to September 2000, Mr. Byer was the COO of Mentmore Holdings Corporation, a New York based private equity firm with aggregate portfolio companies generating over $1 billion in revenues. Mr. Byer also served as CFO for several of the portfolio companies. From 1986 to 1997, he served as Vice President and CFO for KDI Corporation.

         J. Michael Carroll (age 56) has served as a Director of the Company since January 2004. He currently owns and operates a sales and training consulting firm based in Richmond, Virginia. From 1999 to present he has assisted management teams and individuals to recognize the realities of consistent long term growth. Mr. Carroll previously spent 22 years in the distribution business, 19 of which were in computer products distribution. From 1997 to 1999, he was a division president at Corporate Express, a publicly traded business-to-business office products and service provider. In 1978, Mr. Carroll founded MicroMagnetic, Inc., a computer supply distribution company that he sold to Corporate Express in 1997. Mr. Carroll holds a Bachelor's Degree in Business Management from The College of William & Mary in Williamsburg, Virginia, and a Master's Degree in Business Administration from Virginia Commonwealth University.

         Ronald L. Attkisson (age 56) has served as a Director of the Company since February 1, 2005. Mr. Attkisson has served as Chairman and Chief Executive Officer of IFS Holdings since its inception in June, 2003. Mr. Attkisson is also president of Jones, Bird & Attkisson, a position he has held since October, 2003. Previously, Mr. Attkisson provided investment banking services through Attkisson, Carter & Company, which he founded in 1988 as Attkisson and Associates. Mr. Attkisson sold most of his interest in the firm in January, 2001, but retained an association with the firm until May, 2003, when he resigned from the firm before forming IFS Holdings. Prior to founding Attkisson & Associates, Mr. Attkisson was associated with Interstate Securities and Johnson, Lane, Space, Smith & Company, which were predecessor firms to Wachovia Securities. Prior to this, he was a vice president at The Robinson-Humphrey Company from 1978 to 1981. Mr. Attkisson graduated from the University of North Carolina at Chapel Hill in 1970.

          John J. Sicilian (age 44) has served as a Director of the Company since February 9, 2005. Mr. Sicilian is currently Chairman and President of 105 Capital LLC, a management advisory firm and has held that position since mid 2003 when he founded the firm. Prior to that he served as Chairman, President and Liquidating Agent of the Eastern Airlines Estate from 1995 through 2002. He also served as Executive Vice President and General Counsel of Eastern Airlines from 1990 to 1994. Mr. Sicilian is a director of privately held AgentWare which provides automated travel data aggregation technology products to travel professionals.

         There are no family relationships among any of the executive officers or directors of the Company. No arrangement or understanding exists between any executive officer and any other person pursuant to which any executive officer was selected as an executive officer of the Company. Executive officers of the Company are elected or appointed by the Board and hold office until their successors are elected or until their death, resignation or removal.

         Stockholder Communication with the Board

         The Board of Directors has established a process to receive communications from Stockholders. Stockholders may contact any member (or all members) of the Board of Directors (or the non-management directors as a group) or any committee of the Board of Directors by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent "c/o Investor Relations" at 6836 Morrison Boulevard, Suite 200, Charlotte, NC 28211.

         All communications received as set forth in the preceding paragraph will be opened by the office of our Director of Investor Relations for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board of Directors or any group or committee of directors, the Investor Relations' office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the correspondence or e-mail is addressed.

         Director Attendance at Annual Meetings and Board Meetings

         It is our policy that directors are invited and encouraged to attend our Annual Meetings. All directors attended our last Annual Meeting, and are expected to attend the Meeting this year.

         During the fiscal year ended June 30, 2004, the Board met 14 times, 7 of which was by written consent. All Board and committee members attended 75% or more of the meetings. The Board is currently comprised of Dr. Verbrugge, Mr. Willmott, Mr. Byer, Mr. Pruitt, Mr. Carroll, Mr. Goldstein, Mr. Attkisson, and Mr. Sicilian.

         The Audit Committee

         The Board has established an audit committee (the "Audit Committee"). The Audit Committee is currently comprised of Dr. Verbrugge, Mr. Byer and Mr. Carroll, with Dr. Verbrugge serving as its Chairman. During the fiscal year ended June 30, 2004, the Audit Committee met 7 times. All members of the Audit Committee attended 75% or more of the meetings. The Audit Committee convenes when deemed appropriate or necessary by its members.

         The Company's Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is attached as Exhibit A hereto as is posted on the Company's website.

         The primary functions of the Audit Committee are set forth in its charter and include: (i) selecting, compensating, retaining, and replacing the accounting firm to act as the Company's independent accountants; (ii) pre-approving the audit and non-audit services to be provided by the independent accountants; (iii) consulting with the Company's independent accountants regarding the results and scope of the annual audit; and (iv) providing an open avenue of communication among the independent accountants, the Company's financial and senior management and the Board. The members of the Audit Committee are "independent" as defined in Section 121(A) of the American Stock Exchange Listing Standards and Section 10A of the Securities Act of 1934. Mr. Byer serves as the Audit Committee financial expert.

         The Audit Committee reports as follows:

         (i) The Audit Committee received reports from and met and held discussions with management and BDO Seidman LLP ("BDO") the Company's independent registered accounting firm for the fiscal year ending June 30, 2004;

         (ii) The Audit Committee reviewed and discussed the Company's audited financial statements for the year ended June 30, 2004 with the Company's management;

         (iii) The Audit Committee discussed with BDO the matters required to be discussed by Statement of Accounting Standards 61;

         (iv) The Audit Committee received the written disclosures and the letter from BDO required by Independent Standards Board Standard No. 1 Independence Discussions with Audit Committees and has discussed BDO's independence with representatives of BDO; and

         (v) The Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004, for filing with the Securities and Exchange Commission. This recommendation was based on the Audit committee's discussion with management, and BDO, as well as the
                  Committee's reliance on management's representation that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

         Members of the Audit Committee: Dr. James A. Verbrugge, Mr. P. Roger Byer, and Mr. J. Michael Carroll.

         The Compensation Committee

         In January 2001, the Board established a compensation committee, which is currently comprised of Mr. Byer and Dr. Verbrugge. The members of the Compensation Committee are independent as defined in Section 121(A) of the American Stock Exchange Listing Standards. During fiscal 2004, the Compensation Committee met 5 times, 3 of which were by written consent. All members of the compensation committee attended at least 75% of the meetings. The Compensation Committee convenes when deemed appropriate or necessary by its members. The responsibilities of the Compensation Committee include the following:

         * Overseeing our compensation and benefit plans, including incentive compensation and equity-based plans;

         *        evaluating the compensation provided to our directors;

         * conducting the annual evaluation by our Board of Directors of the Chief Executive Officer;

         *        evaluating the  performance of all other  executive  officers;
                  and

         * setting the compensation level of our Chief Executive Officer and all of our other executive officers based on an evaluation of each executive's performance in light of the goals and objectives of our executive compensation plans.

         The Nominating and Corporate Governance Committee

         The Board established a Nominating and Corporate Governance Committee, which is currently comprised of Mr. Carroll as chairman and Mr. Sicilian. The charter of the Committee is available on the Company's website and is attached hereto as Appendix A. The members of the Nominating and Corporate Governance Committee are independent as defined in Section 121(A) of the American Stock Exchange Listing Standards. The Nominating and Corporate Governance Committee convenes when deemed appropriate or necessary by its members. The Nominating and Corporate Governance Committee performs the following functions:

         * recommending to the Board of Directors individuals qualified to serve as directors of the Company;

         * recommending to the Board of Directors, directors to serve on committees of the Board of Directors;

         * advising the Board of Directors with respect to matters relating to the composition, procedures and committees of the Board of Directors;

         * developing and recommending to the Board of Directors a set of corporate governance principles applicable to the company and overseeing corporate governance matters generally; and

         * overseeing the evaluation of the Board of Directors and the Company's management.

         The Nominating and Corporate Governance Committee will consider director candidates recommended by Stockholders. In considering candidates submitted by Stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate. The Nominating and Corporate Governance Committee may also take into consideration the number of shares held by the recommending Stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating and Corporate Governance Committee, a Stockholder must submit the recommendation in writing and must include the following information:

         * The name of the Stockholder and evidence of the person's ownership of our common stock, including the number of shares owned and the length of time of ownership; and

         * The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the company and the person's consent to be named as a director if selected by the Nominating and Corporate Governance Committee and nominated by the Board of Directors.

         The Stockholder recommendation and information described above must be addressed to our Chairman of the Board at 6836 Morrison Boulevard, Suite 200, Charlotte, NC 28211, and must be received by our Chairman of the Board not less than 120 days prior to the anniversary date of our most recent annual meeting of stockholders. If, however, we did not hold an annual meeting the previous year, or if the date of the annual meeting to which the recommendation applies has been changed by more than 30 days from the anniversary date of our most recent annual meeting of stockholders, then the recommendation and information must be received not later than the close of business on the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of the meeting is made, whichever occurs first.

         All director candidates recommended by the Nominating and Corporate Governance Committee must be consistent with the Board of Directors' criteria for selecting directors. These criteria include the possession of such knowledge, experience, skills, expertise and diversity so as to enhance the Board of Directors' ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board of Directors to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or AMEX listing requirement. In addition, the Nominating and Corporate Governance Committee examines, among other things, a candidate's ability to make independent analytical inquiries, understanding of our business environment, potential conflicts of interest, independence from management and the Company, integrity and willingness to devote adequate time and effort to responsibilities associated with serving on the Board of Directors.

         The Nominating and Corporate Governance Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons meeting the criteria described above, and in particular any such persons who have had a change in circumstances that might make them available to serve on the Board of Directors -- for example, retirement as a senior executive of a public company. The Nominating and Corporate Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates. No firm was engaged to identify this year's candidate. As described above, the Committee will also consider candidates recommended by Stockholders.

         Once a person has been identified by the Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, the Committee requests information from the candidate, reviews the person's accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a Stockholder, although, as stated above, the Board of Directors may take into consideration the number of shares held by the recommending Stockholder and the length of time that such shares have been held.

         In addition to the selection process of the Nominating and Corporate Governance Committee, under the Agreement and Plan of Merger among the Company and Farequest Holdings, Inc., and the terms of the Company's Series B Preferred Stock, (i) the holders of the Company's Series B 6% Redeemable Participating Preferred Stock are entitled to elect three directors, and (ii) at this annual meeting and the next two annual meetings, RCG's board of directors is required to nominate, and recommend for election by the Stockholders, William A. Goldstein, as Chairman of the Board of Directors, and provided Mr. Goldstein shall continue to own at least ten percent (10%) of the outstanding Common Stock of the Company, the Company's Board of Directors shall also nominate and recommend for election by the Stockholders, two (2) additional directors named by Mr. Goldstein who shall be "independent directors" and reasonably acceptable to the then existing board of directors. Messrs. Attkisson and Sicilian were named by Mr. Goldstein as proposed directors. Mr. Goldstein also agreed to vote Mr. Goldstein's shares of Common Stock (i) during such three (3) year period, for Michael Pruitt as a member of the Company's board of directors, provided Mr. Pruitt holds 750,000 shares of Common Stock at the time of the applicable vote, and (ii) for the remaining nominees nominated by the Company's board for a one-year term beginning with the closing of the Company's acquisition of Farequest Holdings, Inc. The Company is not soliciting a vote by the Series B Preferred stockholders at this meeting, based on the assumption that the conversion of the Series B Preferred Stock will be approved and will be effected promptly following the Meeting.

         Executive Officers

         Set forth below are the names, ages, positions and offices held and a brief description of the business experience during the past five years of each of the Company's executive officers who are not also directors or director nominees.

         Marc E. Bercoon (age 45), currently serves as the President of the Company. He was appointed Chief Financial Officer of the Company on February 28, 2005 and relinquished that role when he became President of the Company on April 28, 2005. Mr. Bercoon has also served as Vice Chairman of Farequest Holdings, Inc. since June 2003. From November 2002 until November 2004, Mr. Bercoon served as Vice Chairman and Chief Financial Officer for J&C Nationwide, Inc., a physician staffing company that was formerly controlled by William Goldstein. From January 2002 until November 2002 he served as Senior Vice President of Mergers and Acquisitions for J&C Nationwide, Inc. From September 1999 to December 2001, Mr. Bercoon was Chief Operating Officer for Vision Building Systems, LLC, a dealer of modular buildings, and from November 1998 to present he has been a director of Mixson Corp., a privately held manufacturer of products in the law enforcement and safety industry. Mr. Bercoon earned his B.S. in Accountancy with High Honors from the University of Illinois (Urbana, IL) and his J.D. from the UCLA School of Law. Mr. Bercoon has also passed the Illinois CPA exam.

         Phillip A. Ferri (age 49) became Chief Financial Officer of the Company effective April 28, 2005. Prior to that he served as President and Chief Financial Officer of OneTravel, Inc. since 1999. Prior to joining OneTravel, Inc., Mr. Ferri held CFO and senior financial positions at Direct Travel, American Express, Rosenbluth International and the BISYS Group, Inc. Mr. Ferri is a director of PhoCusWright, Inc., an independent research firm covering the travel, tourism and hospitality industry.

         Stephen J. Pello (age 61) was appointed Executive Vice President, Strategic Alliances of the Company effective April 28, 2005. Prior to that Mr. Pello held the same position with OneTravel, Inc. since August 2000. From January 2000 through August 2000, Mr. Pello was Executive Vice President Strategic Alliances for Travel Services, a travel firm, and prior to that, beginning in March 1995, he was V.P. Operations of Direct Travel, a large corporate travel agency.

         Henry Wang (age 44) was appointed Chief Information Officer of the Company effective April 28, 2005. Prior to that Mr. Wang was Chief Information Officer of OneTravel, Inc. from February 2003. Mr. Wang acted as an independent information technology consultant from February 2002 to January 2003. Prior to that, from December 1996 to February 2002, Mr. Wang was Director of Technology for Sapient Corporation (NASDAQ: SAPE), a leading business consulting and technology services firm.

         Melinda Morris Zanoni (age 35) has served as Executive Vice President of the Company since November 8, 2000. Additionally, Ms. Zanoni served as a director of the Company from January 19, 2001 to April 16, 2003, as well as a director and Executive Vice President of Avenel Ventures, Inc., since June 2000. From February 1996 to June 2000, Ms. Zanoni was an attorney with the law firm of

Nelson Mullins Riley & Scarborough, LLP in Charlotte, North Carolina where she concentrated in the areas of mergers and acquisitions and commercial finance. From May 1994 to February 1996, she was a transactional attorney concentrating in corporate law in Chicago, Illinois. Ms. Zanoni earned her B.S. with Honors and J.D. Cum Laude from the University of Illinois (Urbana, IL).

Beneficial Ownership of Management and Certain Beneficial Owners

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of May 12, 2005 by: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each of the Company's directors; (iii) each of the Company's named executive officers included in the Summary Compensation Table included elsewhere herein; and (iv) all of the Company's current directors and executive officers as a group. Except as otherwise noted, the person or entity named has sole voting and investment power over the shares indicated.

                                                                 Shares of              Percent of Shares
                                                              Common Stock                   Beneficially
                      Name                                    Beneficially Owned(1)           Owned (2)
                      ----                                    ---------------------           ---------
Michael D. Pruitt+++(3)                                          1,690,191                    5.7%
Jeffrey F. Willmott++(4)                                           126,000                       *
Dr. James A. Verbrugge++(5)                                        243,300                       *
P. Roger Byer++(6)                                                 268,928                       *
Michael Carroll ++(7)                                               36,000                       *
William A. Goldstein+ ++(8)                                      2,275,004                    7.8%
Ronald Attkisson++(9)                                              143,677                       *
John T. Sicilian++                                                       0                       *
Melinda Morris Zanoni+(10)                                         497,428                    1.7%
Mark E. Bercoon +(11)                                              119,687                       *

All Current Executive Officers and Directors as a
         Group (10 Persons)(12)                                                              17.9%

+        Executive Officer of the Company
++       Director of the Company
*        Less than 1%

(1) Information as to beneficial ownership of Common Stock has been furnished to the Company either by or on behalf of the indicated person or is taken from reports on file with the SEC.

(2) In computing the percentage ownership of a person, shares of Common Stock that are acquirable by such person within 60 days of May 12, 2005, are deemed outstanding. These shares of Common Stock, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of May 12, 2005, there were 29,219,112 shares of Common Stock outstanding.

(3) Includes 989,565 shares of Common Stock, 125,000 shares of Common Stock issuable upon exercise of warrants and 246,428 shares of Common Stock issuable upon exercise of options owned directly by Mr. Pruitt.
         Includes 318,142 shares of Common Stock owned by Avenel Financial Group, Inc., which is 100% owned by Mr. Pruitt, and 2,185 shares owned by Mr. Pruitt's spouse. Mr. Pruitt does not have voting or investment power with respect to the shares owned by his spouse. Includes 8,871 shares of Common Stock in three separate custodian accounts in the names of Mr. Pruitt's three children. Mr. Pruitt is the trustee of each of these custodian accounts.

(4) Includes 85,000 shares of Common Stock issuable upon exercise of options. Includes 41,000 shares of Common Stock, of which 20,000 shares are owned by Mr. Willmott's spouse. Mr. Willmott does not have voting or investment power over the shares owned by his spouse.

(5) Consists of 7,586 shares of Common Stock and 235,714 shares of Common Stock issuable upon exercise of options.

(6) Includes 268,928 shares of Common Stock. Mr. Byer purchased 89,286 shares of restricted Common Stock in a September 2003 private placement and subscribed to purchase an additional 44,642 restricted shares of the Company which was closed in early October, 2003. The purchase price of the Common Stock was $1.12. Mr. Byer exercised 50,000 options at an exercise price of $1.07 and exercised options to purchase 85,000 shares of Common Stock at an exercise price of $.55 on January 13, 2005.

(7) Includes 6,000 shares of Common Stock and 30,000 shares of Common Stock issuable upon exercise of options.

(8) Includes 1,400,522 shares of Common Stock held directly by Mr. Goldstein and 874,482 shares of Common Stock held in an escrow account over which Mr. Goldstein has voting power, as described below. Mr. Goldstein also has the right to receive an estimated 4,475,945 shares of common stock issuable upon conversion of the Company's Series B Preferred Stock, an estimated 995,862 shares of Common Stock, including estimated interest, issuable upon conversion of a promissory note issued by the Company, and up to an estimated 965,659 shares of common stock issuable as an anti-dilution measure as and when the Company's Series A Preferred Stock is converted. Mr. Goldstein also has voting power with respect to the following securities issued to former holders of options and warrants to purchase common stock of Farequest in connection with the Farequest merger held in an escrow account for which Mr. Bercoon and Mr. Atkisson serve as co-escrow agents: 874,482 shares of Common Stock (included in Mr. Goldstein's number of shares beneficially owned), an estimated 621,814 shares of Common Stock, including estimated interest, issuable upon conversion of a promissory note issued by the Company, an estimated 2,794,768 shares of Common Stock issuable upon conversion of the Company's Series B Preferred Stock, and up to an estimated 602,955 shares of Common Stock issuable as an anti-dilution measure as and when the Company's Series A Preferred Stock is converted. Mr. Goldstein disclaims beneficial ownership of these securities.

(9) Includes 143,677 shares of Common Stock issuable upon exercise of Farequest warrants formerly exercisable for 84,000 shares of Farequest held by Jones Bird Attkisson, Mr. Attkisson's firm. Upon exercise of these warrants, Jones Bird Attkisson also has the right to receive an estimated 458,216 shares of Common Stock issuable upon conversion of the Series B Preferred Stock, an estimated 92,681 shares of Common Stock, including estimated interest, issuable upon conversion of a promissory note issued by the Company, and up to an estimated 29,947 shares of Common Stock issuable as an anti-dilution measure as and when the Company's Series A Preferred Stock is converted. Mr. Attkisson disclaims beneficial ownership of the securities held by Jones Bird Attkisson. Mr. Attkisson serves as co-escrow agent pursuant to that certain Escrow Agreement, dated February 1, 2005, in connection with the Farequest merger. William A. Goldstein has voting power over these securities and Mr. Attkisson disclaims beneficial ownership. This escrow account holds the following securities issued to former holders of options and warrants to purchase common stock of Farequest: 874,482 shares of Common Stock (included in Mr. Goldstein's number of shares beneficially owned), an estimated 621,814 shares of Common Stock, including estimated interest, issuable upon conversion of a promissory note issued by the Company, an estimated 2,794,768 shares of Common Stock issuable upon conversion of the Company's Series B Preferred Stock, and an estimated 602,955 shares of Common Stock issuable as an anti-dilution measure as and when the Company's Series A Preferred stock is converted.

(10) Consists of 286,714 shares of Common Stock and 210,714 shares of Common Stock issuable upon exercise of options.

(11) Includes 85,495 shares of Common Stock held directly by Mr. Bercoon. Also includes 34,192 shares of Common Stock issuable upon exercise of options formerly exercisable for 20,000 shares of Farequest held by Mr. Bercoon. Upon exercise of these warrants, Mr. Bercoon also has the right to receive an estimated 109,269 shares of Common Stock issuable upon conversion of the Company's Series B Preferred Stock, an estimated 22,101 shares of Common Stock, including estimated interest, issuable upon conversion of a promissory note issued by the Company, and up to an estimated 21,431 shares of Common Stock issuable as an anti-dilution measure as and when the Company's Series A Preferred Stock is converted. Mr. Bercoon also has the right to receive an estimated 273,234 shares of Common Stock issuable upon conversion of the Company's Series B Preferred Stock, an estimated 60,793 shares of Common Stock, including estimated interest, issuable upon conversion of a promissory note issued by the Company, and up to an estimated 58,949 shares of Common Stock issuable as an anti-dilution measure as and when the Company's Series A Preferred Stock is converted. Mr. Bercoon serves as co-escrow agent pursuant to that certain Escrow Agreement, dated February 1, 2005, in connection with the Farequest merger. William A. Goldstein has voting power over these securities and Mr. Bercoon disclaims beneficial ownership. This escrow account holds the following securities issued to former holders of options and warrants to purchase common stock of Farequest: 874,482 shares of Common Stock (included in Mr. Goldstein's number of shares beneficially owned), an estimated 621,814 shares of Common Stock, including estimated interest, issuable upon conversion of a promissory note issued by the Company, an estimated 2,794,768 shares of Common Stock issuable upon conversion of the Company's Series B Preferred Stock, and an estimated 602,955 shares of Common Stock issuable as an anti-dilution measure as and when the Company's Series A Preferred stock is converted.

(12) Excludes shares of Common Stock issuable upon exercise of options that are not exercisable on or within 60 days of May 12, 2005.

Employment Contracts

         On November 7, 2002, the Company entered an employment agreement ("the Pruitt Agreement") with Mr. Michael Pruitt to serve as the Company's President and CEO. The Pruitt Agreement provides for an annual base salary of $180,000 and an initial term of two (2) years. After the initial term, the Pruitt Agreement renews automatically for one (1) year unless either party gives 60 days' written notice. Mr. Pruitt is also entitled to receive an annual bonus in the amount and manner approved by the Board (or by the Compensation Committee thereof). Upon a termination following a change of control, resignation with cause, termination without cause, or termination for disability, Mr. Pruitt will be entitled to severance equal to 12 months' salary and health benefits. The Pruitt Agreement was terminated effective May 1, 2005. Mr. Pruitt remains with the Company as Vice Chairman and the severance began on such date.

         On April 15, 2003, the Company entered an employment agreement ("the Willmott Agreement") with Mr. Jeffrey Willmott to serve as the Company's Chairman of the Board. The Willmott Agreement provides for an annual base salary of $120,000 and an initial term of one (1) year. After the initial term, the Willmott Agreement renews automatically for one (1) year unless either party gives 30 days' written notice. Mr. Willmott is also entitled to receive an annual bonus in the amount and manner approved by the Board (or by the Compensation Committee thereof). Upon a termination following a change of control, resignation with cause, termination without cause, or termination for disability, Mr. Willmott will be entitled to severance equal to 1 months' salary and health benefits. The Willmott Agreement was terminated February 1, 2005. Mr. Willmott remains a director of the Company.

         On November 7, 2002, the Company entered an employment agreement ("the Zanoni Agreement") with Ms. Melinda Morris Zanoni to serve as the Company's Executive Vice President. The Zanoni Agreement provides for an annual base salary of $160,000 and an initial term of two (2) years. After the initial term, the Zanoni Agreement renews automatically for one (1) year unless either party gives 60 days' written notice. Ms. Zanoni is also entitled to receive an annual bonus in the amount and manner approved by the Board (or by the Compensation Committee thereof). Upon a termination following a change of control, resignation with cause, termination without cause, or termination for disability, Ms. Zanoni will be entitled to severance equal to 12 months' salary and health benefits.

         Phillip A. Ferri is party to an Employment Agreement effective as of July 1, 2003, with the Company's subsidiary OneTravel, Inc. The agreement has a term of five (5) years and provides for severance equal to 18 months salary plus any bonus earned through the date of termination if Mr. Ferri is terminated by the Company without cause or Mr. Ferri resigns for Good Reason, as defined in the agreement. Mr. Ferri's base salary under the agreement is $192,953 and he is entitled to a cash bonus up to 25% of his salary based upon performance targets agreed by Mr. Ferri and the Board of Directors of OneTravel, Inc.

         Stephen J. Pello is party to an Employment Agreement effective as of August 21, 2000, with the Company's subsidiary OneTravel, Inc. The agreement has a term through August 19, 2005 and provides for severance equal to six (6) months salary if Mr. Pello is terminated by the Company without cause. Mr. Pello's base salary under the agreement is $175,000 and he is entitled to incentive bonuses, as awarded by the President and CEO of OneTravel, Inc., up to $75,000 based upon a performance review.

         Henry Wang is party to an Employment Agreement effective as of March 1, 2004, with the Company's subsidiary OneTravel, Inc. The Agreement has a term of two (2) years and provides for severance equal to six (6) months salary if Mr. Wang is terminated without cause. Mr. Wang's base salary under the Agreement is $150,000 and he is entitled to a cash bonus up to 20% of his salary.

Compensation Committee Report on Executive Compensation

         Our executive compensation program presently is administered by the Compensation Committee of the Board of Directors set forth below. None of these Compensation Committee members are employed by us, and each is an independent director under the AMEX listing standards.

Executive Compensation Policies

         The objectives of our executive compensation policies are to attract, retain and reward executive officers who contribute to our success, to align the financial interests of executive officers with our performance, to strengthen the relationship between executive pay and Stockholder value, to motivate executive officers to achieve our business objectives and to reward individual performance. Our executive compensation package consists of three components: base salary and related benefits; short term incentive program; and long term incentive program in the form of stock options and awards of restricted stock units, which units, at our option, are convertible into shares of common stock on the date of conversion.

         The first  component  of our  executive  compensation  package  is base salary and related benefits. Each executive officer receives a base salary and benefits based on competitive compensation information and his responsibilities and performance. The second component of our executive compensation package is a bonus program. Generally, the Compensation Committee, together with our management, establishes objectives at the beginning of the year. At the end of each year, the Compensation Committee reviews management's and the company's achievement against those objectives and recommends a bonus based on the achievement of those objectives. The third component of our executive compensation package is long-term incentives in the form of stock options and awards of restricted stock units, which we believe are important as an incentive tool designed to more closely align the interests of our executive officers with the long-term interests of our Stockholders and to encourage our executive officers to remain with us.

         Section 162(m) Policy

         Section 162(m) of the Internal Revenue Code of 1986, as amended, generally provides that publicly held companies may not deduct compensation paid to certain of its top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exceptions to Section 162(m) apply with respect to "performance-based compensation." Awards granted under our Long Term Incentive Plan are intended to constitute qualified performance-based compensation eligible for such exceptions, and we will continue to monitor the applicability of Section 162(m) to our ongoing compensation arrangements. The Compensation Committee will, in general, seek to qualify compensation paid to our executive officers for deductibility under Section 162(m), although the Compensation Committee believes it is appropriate to retain the flexibility to authorize payments of compensation that may not qualify for deductibility if, in the Compensation Committee's judgment, it is in the Company's best interest to do so.

         Chief Executive Officer Compensation

         The Compensation Committee determined the compensation level of Mr. Pruitt, while he served as our Chief Executive Officer and certain other executives. Such compensation is set by the Compensation Committee with due regard to industry practice, competitive salary information, executive performance and current market conditions. In addition, Mr. Pruitt participates in the same executive compensation programs available to other of our executive officers. For the fiscal year ended 2004 Mr. Pruitt and a company owned by Mr. Pruitt received $180,000 in the aggregate.

         Members of the Compensation Committee:  Dr. James A. Verbrugge, and Mr.
P. Roger Byer as its Chairman.

         Compensation Committee Interlocks and Insider Participation

         The members of the Compensation Committee during fiscal 2004 were Dr. Verbrugge and Mr. Byer and for a portion of the year included Robert Brooks and Wesley Jones who are no longer directors of the Company. None of the members of the Compensation Committee during fiscal 2004 (i) was an officer or employee of the Company or any of its subsidiaries, (ii) was formerly an officer of the Company or any of its subsidiaries or (iii) had any relationship requiring disclosure by the Company under the SEC's rules requiring disclosure of related party transactions.

         Executive Compensation

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------------
                                               Annual Compensation                     Long-Term Compensation
                                      --------------------------------------- -----------------------------------------
                                                                                        Awards               Payouts
                                                                              ---------------------------- ------------
                                                                                              Securities
                                                                    Other                       Under-
                            Fiscal                                  Annual     Restricted       lying                    All Other
                             Year                                  Compen-        Stock        Options/       LTIP        Compen-
Name and Principal         ending       Salary         Bonus       sation      Award(s)         SARs        Payouts       sation
     Position             June 30         ($)           ($)         ($)         ($)(1)          (#)           ($)          ($)
------------------------- ----------- -------------- ------------ ----------- -------------- ------------- ------------ -----------
Jeffrey F. Willmott (2)   2004              120,000           --                         --                                     --
------------------------- ----------- -------------- ------------ ----------- -------------- ------------- ------------ -----------
                          2003               40,000           --                    175,000                                     --
------------------------- ----------- -------------- ------------ ----------- -------------- ------------- ------------ -----------
                          2002                   --                                      --                                     --
------------------------- ----------- -------------- ------------ ----------- -------------- ------------- ------------ -----------
Michael D. Pruitt,
Vice-Chairman(3)          2004              180,000           --                         --                                     --
------------------------- ----------- -------------- ------------ ----------- -------------- ------------- ------------ -----------
                          2003               30,000           --                    175,000                                     --
------------------------- ----------- -------------- ------------ ----------- -------------- ------------- ------------ -----------
                          2002                   --           --                         --                                     --
------------------------- ----------- -------------- ------------ ----------- -------------- ------------- ------------ -----------
Melinda Morris Zanoni,
Executive Vice
President (4)             2004              160,000           --                         --                                     --
------------------------- ----------- -------------- ------------ ----------- -------------- ------------- ------------ -----------
                          2003              160,000           --                    125,000                                     --
------------------------- ----------- -------------- ------------ ----------- -------------- ------------- ------------ -----------
                          2002              147,167           --                         --                                     --
------------------------- ----------- -------------- ------------ ----------- -------------- ------------- ------------ -----------

         (1) The stock options listed above are fully vested and have an exercise price at or above the fair market value of the Common Stock on the date of grant of such options, unless otherwise noted.

         (2) Mr. Willmott's employment contract dated April 15, 2003 provides for an annual base salary of $120,000. During fiscal year 2003, the Company did not pay any cash compensation to Mr. Willmott, but rather accrued $40,000 for services rendered from March 2003 through June 2003. During fiscal year 2004, the Company accrued an additional $20,000 and paid Mr. Willmott $21,500, leaving a balance owed of $38,500. The Company anticipates paying this compensation to Mr. Willmott during fiscal year 2005. Beginning September 1, 2003, Mr. Willmott has been paid the salary stipulated in his employment contract. Mr. Willmott's employment was terminated on February 1, 2005 but he remains a director.

         (3) Mr. Pruitt's employment contract dated November 7, 2002 provides for an annual base salary of $180,000. Mr. Pruitt agreed to forego his salary in fiscal year 2002 and elected to receive only a portion of his 2003 salary, which was paid directly to Mr. Pruitt and to a Company owned by Mr. Pruitt.

         (4) Ms. Zanoni's employment contract, dated November 7, 2002, provides for an annual base salary of $160,000.

                   OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------------------------------
                                                                                   Potential Realizable    (Alternative
                                                                                     Value at Assumed      to Prior
                                                                                   Annual Rate of Stock    Column)
                                                                                    Price Appreciation     Grant
                               Individual Grants                                     for Option Term       Date Value
-------------------------------------------------------------------------------- ------------------------ -------------
                                             Percent of
                                               Total
                              Number of     Options/SARs
                              Securities     Granted to    Exercise
                              Underlying     Employees     of Base                                         Grant Date
                             Option/SARs     in Fiscal     Price      Expiration                            Present
           Name              Granted (#)        Year        ($/Sh)      Date       5% ($)      10% ($)      Value $
--------------------------- -------------- -------------- ---------- ----------- ----------- ------------ ------------
William W. Hodge, CFO              50,000          28.6%       1.90   1/5/2011       38,675       90,128
--------------------------- -------------- -------------- ---------- ----------- ----------- ------------ ------------

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

---------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                  Securities           Value of
                                                                                  Underlying          Unexercised
                                                                                 Unexercised         In-The-Money
                                                                                 Options/SARs        Options/SARs
                                                                              At Fiscal Year-End    At Fiscal Year-
                                             Shares             Value                (#)                End ($)
                                          Acquired On         Realized           Exercisable/        Exercisable/
                 Name                     Exercise (#)         ($)(1)           Unexercisable      Unexercisable(2)
--------------------------------------- ----------------- ------------------ --------------------- ------------------
Jeffrey F. Willmott                            0                  0              175,000/-0-            -0-/-0-
--------------------------------------- ----------------- ------------------ --------------------- ------------------
Michael D. Pruitt                              0                  0              246,428/-0-            -0-/-0-
--------------------------------------- ----------------- ------------------ --------------------- ------------------
Melinda Morris Zanoni                          0                  0              210,714/-0-            -0-/-0-
--------------------------------------- ----------------- ------------------ --------------------- ------------------

(1) Calculated by determining the difference between the fair market value of the shares of Company Common Stock underlying this option and the exercise price of such option on the date of exercise.

(2) The dollar values of the Company's stock options are calculated by determining the difference between the fair market value of the shares of the Company's Common Stock underlying the options at June 30, 2004 and the exercise price of such options.

Compensation of Non-Employee Directors

         During fiscal 2004 and through May 1, 2005, Directors of the Company who are not employees of the Company did not receive retainers and were entitled to be compensated at the rate of $1,000 per regular Board meeting, $750 per telephonic Board meeting, and $500 per committee meeting not held on the same day as a regular or telephonic Board meeting. Effective beginning May 1, 2005, Directors who are not employees of the Company will receive a retainer of $1,500 per month ($18,000 per year), and $1,500 per regular Board meeting, $750 per telephonic meeting, and $750 per committee meeting not held on the same day as a Board meeting. The chairman of the Audit Committee will also receive an additional retainer of $500 per month ($6,000 per year) and each Audit Committee member will receive an additional retainer of $250 per month ($3,000 per year). The Board expects to meet at least on a quarterly basis in fiscal 2005. Directors are also entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in attending Board meetings. In fiscal 2004, the Company expensed $16,250 for director fees and expenses. The Directors who are not employees also have received stock options from time to time. In fiscal 2003 Dr. Verbrugge received options in October, 2002 for 100,000 shares of common stock that vested in one year's time in quarterly installments from the date of grant, and Mr. Willmott received options in October, 2002 for 85,000 shares that vested in one year's time in quarterly installments from the date of grant. In fiscal 2004, Mr. Carroll received an option grant in February 2004 for 30,000 shares which vested in two installments at the end of the 3rd and 4th fiscal quarters of 2004, with a 3 year option period. In fiscal 2005, each of Dr. Verbrugge and Mr. Byer were awarded option grants in January, 2005 for 50,000 shares, fully vested with a 10 year option period. All option grants to the Directors were at exercise prices at or above market value at the time of grant.

Performance Graph

The following graph compares the cumulative total Shareholder returns of the Company over the last five years to the AMEX Composite Index and the Russell 2000. Each of the three measures presented below assume the reinvestment of all dividends into shares of common stock and an initial investment of $100 at the closing prices on June 30, 1999. The stock performance shown on the graph below is not necessarily indicative of future price performance.

                              [LINE GRAPH OMITTED]

The Company does not believe it can identify a peer group given the changes in the Company's business. Therefore the Company has shown the Russell 2000 index, rather than a peer group, as an index of issuers with similar market capitalization to the Company.

============================= ============ ========== =============== ============ ============ ============
                                 1999        2000          2001          2002         2003         2004
----------------------------- ------------ ---------- --------------- ------------ ------------ ------------
            RCG                   100          33           34              6           3            12
----------------------------- ------------ ---------- --------------- ------------ ------------ ------------
    Amex Composite Index          100         117          115            112          121          157
----------------------------- ------------ ---------- --------------- ------------ ------------ ------------
        Russell 2000              100          96           97             76          110          129
============================= ============ ========== =============== ============ ============ ============

Certain Relationships and Related Transactions

         G. David Gordon, a Company stockholder, also occasionally acts as legal counsel to the Company.

         On April 19, 2004, Robert H. Brooks, Chairman of Hooters of America, Inc., Hooters Air and Pace Airlines, Inc. joined the Company's Board of Directors. In addition, Mr. Brooks made a $1,000,000 cash investment in the Company, and provided a waiver of the requirement of delivery of a letter of credit in the amount of $1,000,000 to Pace Airlines, Inc., a charter airline company that charters planes to the Company's Travel Services division. In exchange, the Company issued 1,250,000 restricted shares of Common Stock and a warrant to purchase 1,250,000 restricted shares of Common Stock at an exercise price of $2.44 per share. The $1,000,000 investment was allocated $800,000 to the Common Stock and $200,000 to the warrants using the Black-Scholes option pricing model. On August 2, 2004, Mr. Brooks resigned from the Company's Board of Directors, sighting time constraints.

         On February 8, 2005, K. Wesley M. Jones, Sr. resigned as a member of the Company's Board of Directors, sighting time constraints. Mr. Jones has an ownership stake in a private investment group that has secured certain letters of credit issued by the Company in the amount of $2 million. During the nine months ended March 31, 2005, the Company paid the private investment group approximately $180,000. On December 14, 2004, the Company granted the aforementioned private investment group, for a one time release of collateral and a term extension to the letters of credit, 215,000 three-year common stock warrants at an exercise price of $1.25. The common stock warrants were valued at $125,000 using the Black-Scholes option pricing model and the expenses is included in selling, general and administrative expenses.

         Mr. Jones and Mr. Michael D. Pruitt, RCG's Vice Chairman, as with other accredited investors, each advanced the Company $250,000 of the total $1.1 million advanced (see Note 3). Messrs. Jones and Pruitt each received three year options to purchase 125,000 Common Shares at an exercise price of $1.25 in return for their respective loans of $250,000.

         Included in accounts payable and other accrued expenses is $100,000 received from P. Roger Byer, a Director, which was subsequently used to exercise common stock options.

         On February 2, 2005, the Company acquired Farequest Holdings, Inc., which is now a subsidiary of the Company. In connection with that transaction, Mr. Goldstein, who is now the Company's Chairman and Chief Executive Officer, Mr Atkisson, who is now a Director, and Mr. Bercoon, who is now the Company's President, received securities from the Company in exchange for their stock in Farequest. Additionally, the warrants they hold which were formerly exercisable for stock in Farequest were converted into the right to receive the merger consideration consisting of securities of the Company upon exercise. Their holdings are described under "Beneficial Ownership of Management and Certain Beneficial Owners" above.

         Farequest licenses an Internet-based travel booking engine from nPorta which is a company majority owned by William Goldstein, the Chairman and Chief Executive Officer of the Company. Farequest is obligated to pay a monthly license fee for support and maintenance at a rate of $3.00 per reservation booked on-line. Monthly fees charged by nPorta to Farequest during the period from the date of the Farequest acquisition to April 30, 2005 totaled $77,739 of which $44,093 has been paid as of April 30, 2005.

         During the calendar year ended December 31, 2004, Farequest purchased several automobiles, which were financed through notes payable. Certain notes were personally guaranteed by two stockholders of Farequest. In exchange for the guarantees, the Company pays fees to the stockholders which, during the period from the date of the Farequest acquisition to April 30, 2005, totaled $9,000. Of this amount $4,500 was paid to Marc Bercoon, the Company's President, who guarantees ten of the vehicle loans. The fees are expected to be paid through the term of the notes, which mature in 2009. Mr. Bercoon also received $4,000 per month in connection with a consulting agreement with Farequest which totaled $12,000 for period from the date of the Farequest acquisition to April 30, 2005.

Securities Authorized for Issuance Under Equity Compensation Plans

                      Equity Compensation Plan Information

                                                                                         Number  of securities
                                     Number of securities                               remaining available for
                                       to be issued upon         Weighted-average        future issuance under
                                          exercise of            exercise price of     equity compensation plans
                                     outstanding options,      outstanding options,      (excluding securities
Plan category                         warrants and rights       warrants and rights    reflected in column (a))
---------------------------------------------------------------------------------------------------------------
                                              (a)                       (b)                       (c)
Equity compensation plans
   approved by security holders          2,261,657                    $   2.20                  17,738,343

Equity compensation plans not
   approved by security holders          6,421,963                    $   4.91                          --

         Total                           8,683,620                    $   4.20                  17,738,343

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and persons who own beneficially more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of such securities of the Company. Directors, executive officers and greater than 10% Stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with during the fiscal year ended June 30, 2004.

Board Recommendation

         For the reasons outlined above, the Board recommends a vote FOR each nominee standing for election to the Board of Directors.

                                   PROPOSAL 2

                         RATIFICATION OF APPOINTMENT OF
                     INDEPENDENT REGISTERED ACCOUNTING FIRM

         The Audit Committee has selected BDO to serve as the Company's independent accountants for fiscal year 2005. Representatives of BDO are expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions. BDO served as the Company's independent registered accounting firm for fiscal year 2004 and Crisp Hughes Evans LLP ("CHE") for fiscal 2003.

Audit Fees

         The aggregate fees billed for professional services for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $289,495 for the fiscal year ended June 30, 2004, and were $120,000 for the fiscal year ended June 30, 2003. The foregoing fees were incurred with respect to professional services that are normally provided by our auditors. In connection with statutory and regulatory filings or engagements, such services are rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services.

Audit-Related Fees

         The aggregate fees billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under the caption "Audit Fees" above were $354,980 for the fiscal year ended June 30, 2004, and were $0 for the fiscal year ended June 30, 2003. The foregoing fees were incurred with respect to professional services provided in connection with due diligence, audits of acquisitions and prior-year audits.

Tax Fees

         The aggregate fees billed for professional services for tax compliance, tax advice, and tax planning were $40,000 for the fiscal year ended June 30, 2004, and were $68,930 for the fiscal year ended June 30, 2003. The foregoing fees were incurred with respect to professional services provided in connection with tax compliance, advice and planning. These services include assistance regarding federal, state and international tax compliance, assistance with tax reporting requirements and audit compliance, and mergers and acquisitions tax compliance.

All Other Fees

         The aggregate fees billed for all other accounting services to RCG for the fiscal year ended June 30, 2004 was $4,475. The foregoing fees were incurred with respect to professional services provided in connection with products and services other than the aforementioned services. There were no management consulting services provided.

Change in Auditor

         On February 26, 2004 the Company acted to dismiss Crisp Hughes Evans LLP as its independent registered accounting firm. This determination followed the Company's decision to seek proposals from independent registered accounting firms to audit its financial statements, and was approved by the Company's Board of Director's upon the recommendation of its Audit Committee. The decision to terminate the Company's relationship with CHE did not involve a dispute with the Company over accounting policies or practices.

         The independent audit report of CHE on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2003 and 2002 did not contain any adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years ended June 30, 2003, and during the period from that date to February 26, 2004, there were no disagreements with CHE on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CHE, would have caused CHE to make reference to the subject matter of the disagreements in connection with its report.

         In the Report to the Audit Committee as of June 30, 2003, CHE recommended the Company hire a Chief Financial Officer. The Company informed CHE that it was conducting an executive search for a CFO and a CFO was subsequently hired. No other reportable event described under Item 304(a)(1)(v) of Regulation S-K occurred within the two fiscal years ended June 30, 2003 and during the period from that date to February 26, 2004. CHE has reviewed the preceding statements, and a copy of the response of CHE is attached as Exhibit 99.1 to that certain Form 8-KA filed with the SEC on March 3, 2004.

Miscellaneous

         The Audit Committee reviews, and in its sole discretion pre-approves, our independent auditors' annual engagement letter including proposed fees and all audit and non-audit services provided by the independent auditors. Accordingly, all services described under "Audit-Related Fees," "Tax Fees" and "All Other Fees" were pre-approved by our Audit Committee. The Audit Committee may not engage the independent auditors to perform the non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee, and authority delegated in such manner must be reported at the next scheduled meeting of the Audit Committee.

Board Recommendation

         The Board recommends that the Stockholders vote FOR the ratification of the appointment of BDO as the Company's independent registered accounting firm for the fiscal year 2005.

                                   PROPOSAL 3

         TO APPROVE, TO THE EXTENT REQUIRED FOR COMPLIANCE WITH THE AMERICAN STOCK EXCHANGE RULES, THE ISSUANCE OF ADDITIONAL SHARES OF THE COMPANY'S COMMON STOCK IN CONNECTION WITH THE COMPANY'S FEBRUARY 2005 ACQUISITION OF FAREQUEST HOLDINGS, INC., AS NEEDED FOR FULL (I) CONVERSION OF THE COMPANY'S SERIES B 6% REDEEMABLE PARTICIPATING PREFERRED STOCK INTO COMMON STOCK; (II) PAYMENT OF THE COMPANY'S $6,037,872 PROMISSORY NOTE WITH 3,018,936 SHARES OF COMMON STOCK FOR THE PRINCIPAL AMOUNT PLUS PAYMENT OF INTEREST OF 4% PER YEAR IN SHARES OF COMMON STOCK AS NEEDED, AND (III) ISSUANCE OF SHARES OF COMMON STOCK AS NEEDED IN FULL SATISFACTION OF THE CONTINGENT SHARES PAYABLE TO THE FAREQUEST HOLDINGS, INC. FORMER SHAREHOLDERS.

Description of Transaction

         On February 1, 2004, the Company closed a transaction through which its wholly owned subsidiary WTI Acquisition, Inc. ("Sub") merged with and into Farequest Holdings, Inc. ("Farequest"). Pursuant to the terms of the Agreement and Plan of Merger dated November 30, 2004, as amended (the "Merger Agreement") the Farequest stockholders received (i) 4,779,196 shares of the Company's Common Stock, (ii) 1,527,389 shares of the Company's Series B 6% Senior Participating Preferred Stock ("Series B Preferred Stock"), and (iii) a promissory note (the "Promissory Note") payable within one year of the effective time of the merger, at the Company's option, in either (a) an amount in cash equal to lesser of (x) $6,037,872 or (y) 19% of the value of the total maximum consideration payable or
(b) 3,018,936 shares of the Company's Common Stock. Solely as an anti-dilution mechanism, if and when holders of the Company's Series A 6% Convertible Preferred Stock convert shares of Series A 6% Convertible Preferred Stock into shares of the Company's Common Stock, the Farequest stockholders are entitled to receive additional shares of the Company's Series B Preferred Stock (if the Company's Series B Preferred Stock has not yet been converted), or additional shares of the Company's Common Stock based on the conversion ratio of the Series B Preferred Stock (if the Company's Series B Preferred Stock has been converted), (such additional shares being the "Contingent Shares"), as needed based upon a formula designed to prevent the dilution of the Farequest stockholders' equity interest in the Company.

         The Company agreed to file a registration statement with the SEC registering for resale all shares of the Company's Common Stock initially issued in the merger transaction, underlying the Series B Preferred Stock, and underlying the Promissory Note.

         At the effective time of the merger, the Company's Board of Directors was expanded to eight (8) members. William A. Goldstein, a director and executive officer of Farequest, was appointed the Chairman of the Board of Directors, Ronald Attkisson was appointed as a director of the Company, and John
T. Sicilian was appointed as a director of the Company. For a period of three years, the Company's Board of Directors will nominate and recommend for election by the Stockholders, Mr. Goldstein, as Chairman of the Board, and, provided that Mr. Goldstein shall have continued to own at least 10% of the outstanding Common Stock of the Company, two additional directors named by Mr. Goldstein. Such nominees shall be independent directors and shall be reasonably acceptable to the then existing Board of Directors. Mr. Goldstein has agreed to vote his shares of the Company's Common Stock (i) during such three year period for Michael Pruitt as a member of the Company's Board of Directors, provided that Mr. Pruitt holds at least 750,000 shares of the Company's Common Stock at the time of the nomination, and (ii) for the remaining nominees nominated by the Company's board for a one year term beginning with the effective time.

         The merger transaction was approved by the Company's Board of Directors on November 29, 2004 and the final terms approved on January 28, 2005. The Company's Common Stock, Series B Preferred Stock, and Promissory Note, and the shares of Common Stock underlying such securities were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act, as amended, and Regulation D promulgated under the Securities Act.

American Stock Exchange Approval Rule

         The Company's Common Stock is listed for trading on the American Stock Exchange and therefore, is subject to the Rules of the American Stock Exchange. Pursuant to the American Stock Exchange Constitution and Rules, Section 712, "the corporation is required to obtain shareholder approval as a prerequisite to approval of applications to list additional shares to be issued as sole or partial consideration for an acquisition of the stock or assets of another company . . . where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 20% or more." As of January 31, 2005, a day prior to closing of the merger transaction with Farequest Holdings, Inc., the Company had 24,016,206 shares of Common Stock issued and outstanding. Generally, in making a determination regarding the shareholder approval on the 20% rule, the American Stock Exchange will compute the number of shares to be obtained by utilizing the lowest possible conversion ratio and will rely on the number of shares outstanding at the time of the offering. The issuance of any additional shares of Common Stock in connection with the merger transaction, whether upon conversion of the Series B Preferred Stock, the Promissory Note, or otherwise, when added to the shares of Common Stock already issued in the merger transaction, would result in an increase in the Company's outstanding Common Stock of 20% or more. Therefore, shareholder approval is required regarding any additional issuances of Common Stock in connection with the merger transaction, whether as a result of a conversion of the Series B Preferred Stock, the Promissory Note, or otherwise.

         If shareholder approval is received, the Series B Preferred Stock will automatically convert into 15,273,890 shares of Common Stock, and no dividends will be paid or accrue on the Series B Preferred Stock, and all of the Company's obligations under the Promissory Note will be paid in Common Stock, including the principal amount of $6,037,872 will be paid in full by issuance of 3,018,936 shares of Common Stock plus payment of interest of 4% per year in shares of Common Stock as needed. In the event that shareholder approval is not obtained, the Series B Preferred Stock and Promissory Note will not be converted, the Series B Preferred Stock will remain outstanding and will be senior to the Common Stock and will bear dividends at 6% per annum, and the Promissory Note will be payable in cash on February 1, 2006, and no additional shares of Common Stock may be issued in connection with the merger transaction.

         Holders of Common Stock whose shares were issued in connection with the merger transaction will not be counted in the vote on this Proposal.

Description of Series B Preferred Stock

         The following is a summary of the material terms of the Series B Preferred Stock and is qualified in its entirety by the Certificate of Designation of Preferences, Rights and Limitations of Series B 6% Redeemable Participating Preferred Stock (the "Certificate") filed as an exhibit to Form 8-K filed by the Company with the SEC on February 7, 2005.

         Amount, Stated Value, and Definitions

         The number of shares of Series B Preferred Stock designated was 3,000,000. Each share of Series B Preferred Stock has a stated value equal to $8.18 (the "Stated Value"). Capitalized terms not otherwise defined in this Description of Series B Preferred Stock section shall have the meaning given such terms in the Certificate.

         Dividends

         Holders are entitled to receive and the Company shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 6% per annum from the date of issuance, payable annually beginning with January 31, 2006, and at the Conversion Time pursuant to the terms of the Certificate ("Dividend Payment Date"); provided, however if the Preferred Stock is converted into Common Stock before 270 days have lapsed from the Effective Time under the Merger Agreement then no dividend will be due or payable. The form of dividend payments to each Holder shall be made at the option of the Company either in cash or additional Shares of Series B Preferred Stock with a Stated Value equal to the amount of dividend being paid. Dividends on the Series B Preferred Stock shall be calculated on the basis of a 360-day year, shall accrue daily commencing on the date of issuance, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. Except as otherwise provided herein, if at any time the Company pays dividends partially in cash and partially in shares, then such payment shall be distributed ratably among the Holders based upon the number of shares of Series B Preferred Stock held by each Holder. Any dividends, whether paid in cash or shares, that are not paid within fifteen Trading Days following a Dividend Payment Date shall continue to accrue and shall be in default.

         So long as any Series B Preferred Stock shall remain outstanding, neither the Company nor any subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly either (i) any Junior Securities or Parity Securities, or (ii) Senior Securities other than the Company's Series A 6% Convertible Preferred Stock in accordance with the terms thereof as in effect on November 30, 2004 or other Senior Securities that are issued, if any, after the Effective Time under the Merger Agreement with the consent of the Holders of the Series B Preferred Stock or with Preferred Director Approval ("Approved
Senior Securities"). So long as any Series B Preferred Stock shall remain outstanding, neither the Company nor any subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution (other than a dividend or distribution described in the Section titled "Conversion" below) upon, nor shall any distribution be made in respect of, any Junior Securities, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any (i) Junior Securities or Parity Securities or (ii) Senior Securities other than Approved Senior Securities.

         Voting Rights

         Except as otherwise provided in the Certificate and as otherwise required by law, the Series B Preferred Stock do not have voting rights. Except as expressly required under Delaware Law, on any matter on which holders of shares of Series B Preferred Stock are entitled to vote, they are entitled to one vote per share, voting as a single class, and any consent, approval or action to be taken by the Series B Preferred Stock shall require the consent or approval of a majority of the shares of the outstanding Series B Preferred Stock.

         So long as any shares of Series B Preferred Stock are outstanding, the Company shall not, without the written consent or affirmative vote at a meeting called for that purpose of the holders of a majority of the shares of Series B Preferred Stock then outstanding, amend, alter or repeal, whether by merger, consolidation, combination, reclassification or otherwise, the Certificate of Incorporation, as may be amended or restated to date, or any Certificate of

Designation or Bylaws of the Company or of any provision thereof (including the adoption of a new provision thereof) which would result in an alteration or circumvention of the voting powers, designation and preferences and relative participating, optional and other special rights, and qualifications, limitations and restrictions of the Series B Preferred Stock.

         So long as any shares of Series Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the Holders of the shares of the Series B Preferred Stock then outstanding, (i) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or alter or amend the Certificate, (ii) authorize or create any (A) Senior Securities other than Senior Securities for the acquisition of any business including the Merger, on terms approved by a Preferred Director Approval, (B) Parity Securities, or
(C) any Junior Securities other than Common Stock, (iii) amend its certificate of incorporation except to decrease the authorized Common Stock (but not below an amount required to be maintained under Section 10(b) of the Certificate),
(iv) increase the authorized number of shares of Series B Preferred Stock or the number of shares of the Company's Series A 6% Convertible Preferred Stock, (v) unless authorized by a Preferred Director Approval, create, incur, assume, maintain or permit to exist, except as may be in existence at the Effective Time under the Merger Agreement, any long-term debt or any short-term debt for borrowed money other than under lines of credit existing on November 30, 2004 (which amounts permitted or drawn thereunder shall not be increased), or relating to purchase money security interests or obligations as a lessee under leases recorded as capital leases, each as incurred in the ordinary course of business and in amounts less than $25,000; (vi) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person other than a subsidiary of the Company; or (vii) make any loans, advances or capital contributions to, or investments in, any other Person other than a subsidiary of the Company; (viii) authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into any agreement in principle or an agreement with respect to, any (A) plan of liquidation or dissolution, (B) unless authorized by a Preferred Director Approval, acquisition of an amount of assets or securities in excess of $500,000, (C) unless authorized by a Preferred Director Approval, disposition of assets or securities in amounts greater than $500,000, or (D) unless authorized by a Preferred Director Approval, merger or combination to which the Company or any subsidiary of the Company is a party, (ix) unless authorized by a Preferred Director Approval, engage in any unusual or novel method of transacting business or change any accounting procedure or practice or its financial structure; or (x) enter into any agreement with respect to the foregoing. Notwithstanding the foregoing, in no event shall the consent of the Holders or a Preferred Director Approval be required for the issuance of any Common Stock which is issuable upon exercise or conversion of warrants, options or convertible securities that are outstanding at the Effective Time under the Merger Agreement or that are otherwise permitted to be issued in connection with transactions authorized pursuant to the foregoing provision.

         The consent or votes required as described above in this Voting Rights Section are in addition to any approval of Stockholders of the Company which may be required by law or pursuant to any provision of the Company's certificate of incorporation or bylaws.

         At the Effective Time under the Merger Agreement, the Directors were constituted and established pursuant to the Merger Agreement and the holders of shares of Series B Preferred Stock, voting as a single class, shall be entitled to elect three directors to serve on the Board of Directors at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Series B Preferred Stock called as hereinafter provided. If a vacancy shall exist in the office of a director elected by the holders of Series B Preferred Stock, a proper officer of the Company may, and upon the written request of the holders of record of at least twenty-five percent (25%) of the shares of Series B Preferred Stock then outstanding to the Secretary of the Company shall, call a special meeting of the holders of Series B Preferred Stock, for the purpose of electing the director which such holders are entitled to elect. If such meeting shall not be called by proper officer of the Company within twenty (20) days after personal service of said written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of at least twenty-five percent (25%) of the outstanding shares of Series B Preferred Stock may designate in writing one of their number to call such meeting at the expense of the Company, and such meeting may be called by the person so designated upon the notice required for the annual meeting of stockholders of the Company and shall be held at the place for holding the annual meetings of stockholders. Any holder of Series B Preferred Stock so designated shall have, and the Company shall provide, access to the lists of Stockholders to be called pursuant to the provisions thereof.

         Liquidation

         Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the holders of the Series B
Preferred Stock are entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series B Preferred Stock an amount equal to the greater of (i) the Stated Value per share plus any accrued and unpaid dividends thereon and any other fees owing thereon before any distribution or payment shall be made to the holders of any Junior Securities, or (ii) the Participating Value per Share (the greater of the two being "Liquidation Value"), and if the assets of the Company are insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of the Series B Preferred Stock shall be distributed among the holders of the Series B Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

         Conversion

         Automatic Conversion to Common Stock. If a Stockholder Approval Event shall occur and the Equity Conditions are satisfied, or with the consent of the holders of the Series B Preferred Stock waived, each outstanding share of Series B Preferred Stock, and fractions thereof, shall automatically and immediately convert, into the Conversion Ratio number of shares of Common Stock and (ii) unless the conversion has occurred within 270 days of the issuance date, any right to obtain any then accrued but unpaid dividends on each share of Series B Preferred Stock shall be due and payable. After such conversion, upon surrender to the Company for cancellation of a certificate previously representing outstanding shares of Series B Preferred Stock, together with instruments of transfer in form satisfactory to the Company, the holder of such certificate shall be entitled to receive in exchange therefore a certificate representing the number of shares of Common Stock equal to the Conversion Ratio multiplied by the number of shares of Series B Preferred Stock previously represented by the surrendered certificate plus payment of any accrued and unpaid dividend (payable at the option of the Company either in cash or Common Stock valued at the VWAP as of the Conversion Time). Until so surrendered, each outstanding certificate that, prior to the time of the conversion of the Series B Preferred Stock into Common (the "Conversion Time"), represented outstanding shares of Series B Preferred Stock will be deemed from and after the Conversion Time, for all corporate purposes, to evidence the ownership of the applicable number of shares of Common Stock.

         Conversion Ratio. The conversion ratio shall equal ten (the "Conversion Ratio"), subject to the following adjustment. If the Company, at any time while the Series B Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Ratio shall be multiplied by a fraction of which the denominator shall be the number of shares of Common Stock Outstanding before such event and of which the numerator shall be the number of shares of Common Stock Outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of Stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

         Redemption upon Triggering Events

         Upon the occurrence of a Triggering Event, each holder of the Series B Preferred Stock shall have the right to require the Company to redeem all of the Series B Preferred Stock then held by such holder for a redemption price, in cash, equal to the Liquidation Value. The Liquidation Value shall be due and payable within 5 Trading Days of the date on which the notice for the payment therefore is provided by a holder of the Series B Preferred Stock (the
"Triggering Redemption Payment Date"). If the Company fails to pay the Liquidation Value in full the Company will pay interest thereon at a rate of 12% per annum, accruing daily from such date until the Liquidation Value, plus all such interest thereon, is paid in full.

         "Triggering Event" means any one or more of the following events to which the holders of the Series B Preferred Stock have not given their prior consent:

                  * the Company or any Significant Subsidiary (for purposes hereof Significant Subsidiary shall mean FS SunTours, Inc. and Farequest Holdings, Inc., or their respective successors) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof;

                  * there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement;

                  * the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered;

                  * the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days;

                  * the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors;

                  * the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts;

                  * the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing;

                  * an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 25% of the voting securities of the Company;

                  * a replacement at one time or within a one year period of more than one-half of the members of the Company's Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors named by Farequest Holdings, Inc. immediately following the Effective Time of the Merger (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors named by Farequest Holdings, Inc., immediately following the Effective Time of the Merger;

                  * the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in the prior two paragraphs;

                  * the Company effects any merger or consolidation of the Company or a subsidiary with or into another Person, in which the Company is not the surviving entity, or the Company's then existing shareholders will own less than 51% of the surviving entity or less than 51% of its stock which is entitled to ordinarily elect its directors;

                  * the Company effects any sale of all or substantially all of its assets in one or a series of related transactions;

                  * any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, the result of which to the Company's shareholders at such time own less than 51% of the shares of Common Stock of the Company; or

                  * the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

         Subscription rights

         If the Company, at any time while the Series B Preferred Stock is outstanding, issues rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock or, subject to approval by the holders of the Series B Preferred Stock, other securities of the Company, then the Company shall issue to the Holders the same rights, options or warrants to which they would have been entitled had the Series B Preferred Stock been converted into the Conversion Shares immediately before the date on which a record is taken for the grant, issuance or sale of such rights, options or warrants or if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such rights, options or warrants.

         Fundamental Transactions

         If a Fundamental Transaction occurs, then upon any subsequent conversion of shares of Series B Preferred Stock, the holder of the Series B Preferred Stock shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the Conversion Shares into which such Preferred Stock is convertible (the "Alternate Consideration"). If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder of the Series B Preferred Stock shall be given the same choice as to the Alternate Consideration it receives upon any conversion of shares of Series B Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the holder new Series B Preferred Stock consistent with the foregoing provisions and evidencing the holder's right to convert such Series B Preferred Stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this provision and insuring that the Series B Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

         "Fundamental Transaction" means the occurrence of any of the following events:

                  * the Company effects any merger or consolidation of the Company or a subsidiary with or into another Person, in which the Company is not the surviving entity, or the Company's then existing shareholders will own less than 51% of the surviving entity or less than 51% of its stock which is entitled to ordinarily elect its directors;

                  * the Company effects any sale of all or substantially all of its assets in one or a series of related transactions;

                  * any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, the result of which to the Company's shareholders at such time own less than 51% of the shares of Common Stock of the Company; or

                  * the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

Description of Promissory Note

         The following is a summary of the material terms of the Promissory Note and is qualified by its entirety by the form of Promissory Note filed as an exhibit to Form 8-K filed by the Company with the SEC on February 7, 2005.

         Amount, Maturity, Definitions

         The Promissory Note is payable in an amount equal to the lesser of (i) $6,037,872 or (ii) 19% of the value of the total maximum consideration payable under Section 2.1(a) of the Merger Agreement, with the Company's Common Stock valued for this purpose at the closing price on January 31, 2005, and the Series B Preferred Stock valued for this purpose on an as-converted basis with the Company's Common Stock. At the Company's option (i) all principal payable under the Promissory Note may be paid through the issuance of 3,018,936 shares of the Company's Common Stock, and (ii) any interest payable under the Promissory Note may be paid in the Company's Common Stock, which, for such purposes shall be valued at the greater of (a) $2.00 per share or (b) Market Value (as defined in the Merger Agreement) at the Maturity Date of the Promissory Note (subject to standard adjustment mechanisms).

         The Promissory Note is due on February 1, 2006.

         Capitalized terms used and not otherwise defined in this Description of Promissory Note Section shall have the meanings set forth in the Promissory Note.

         Interest

         Interest shall accrue on the unpaid principal balance of the Promissory Note at the rate of four percent (4%) per year. The Company may prepay any amount outstanding under the Promissory Note, provided, however, that if such payment is to be made in shares of the Company's Common Stock a registration statement for the resale of such shares must be effective.

         Default

         The failure by the Company to remedy any of the following events within ten (10) business days of the Company's receipt of written notice of the occurrence of the event shall constitute an "Event of Default" under the Promissory Note: (i) the Company's failure to pay timely any amount due under the Promissory Note; or (ii) bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, the Company shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding or such proceedings shall not be dismissed within ninety (90) calendar days thereafter. If any such Event of Default occurs, Payee may, then or at any time thereafter, at its option, accelerate maturity and cause the entire unpaid principal balance of the Promissory Note, with interest, fees and charges accrued hereon, to become immediately due and payable. If Payee waives Payee's right to accelerate maturity as a result of an Event of Default hereunder, either one or more time or repeatedly, nevertheless Payee shall not be deemed to have waived the right to require strict compliance with the terms of the Promissory Note thereafter.

Interests of Certain Officers and Directors of the Company in Proposal 3

         If this Proposal 3 is approved by the Company's Stockholders, certain officers and directors of the Company will receive shares of the Company's
Common Stock upon conversion of shares of Series B Preferred Stock and the Promissory Note. The following calculations assume that (i) no indemnification claims are made by the Company with respect to the merger transaction, (ii) all Company securities reserved in the indemnification escrow account will be distributed to the Farequest stockholders as additional merger consideration,
(iii) all Farequest warrants/options are exercised, (iv) interest under the Promissory Note is not paid in shares of the Company's Common Stock, and (v) no Series A Preferred Stock holders convert said shares to the Company's Common Stock after the Effective Time of the merger.

         William A. Goldstein is the Company's Chairman of the Board and a Farequest stockholder at the time of the merger. Pursuant to the terms of the Merger Agreement, the 819,030 share of Farequest stock held by Mr. Goldstein entitled him to receive approximately 1,400,522 shares of RCG Common Stock, 447,595 shares of Series B Preferred Stock, and a 32.52% interest in the Promissory Note. If this Proposal 3 is approved Mr. Goldstein will be entitled to receive, in addition, up to an estimated 4,475,945 shares of the Company's Common Stock upon conversion of his Series B Preferred Stock, and 995,862 shares of the Company's Common Stock, including estimated interest, if the Company elects to pay the Promissory Note in shares of the Company's Common Stock.

         Ronald Attkisson is a director of the Company. Pursuant to the terms of the Merger Agreement, the 84,000 Farequest warrants held by Jones Bird Attkisson, Mr. Attkisson's firm, entitles Jones Bird Attkisson to receive (upon exercise thereof) approximately 143,677 shares of Common Stock, 45,821 shares of Series B Preferred Stock, and a 3.0% interest in the Promissory Note. If this Proposal 3 is approved, Jones Bird Attkisson will be entitled to receive, in addition, an estimated 458,216 shares of the Company's Common Stock upon conversion of the Series B Preferred Stock, and 92,681 shares of the Company's Common Stock, including estimated interest, if the Company elects to pay the Promissory Note in shares of the Company's Common Stock.

         Marc E. Bercoon is the Company's President and a Farequest stockholder at the time of the merger. Pursuant to the terms of the Merger Agreement, the 50,000 shares of Farequest stock held by Mr. Bercoon entitled him to receive approximately 85,495 shares of Common Stock, 27,323 shares of Series B Preferred Stock, and a 2% interest in the Promissory Note. If this Proposal 3 is approved, Mr. Bercoon will be entitled to receive, in addition, an estimated 273,234 shares of the Company's Common Stock upon conversion of the Series B Preferred Stock, and 60,793 shares of the Company's Common Stock, including estimated interest, if the Company elects to pay the Promissory Note in shares of the Company's Common Stock.

Board Recommendation

         For the reasons outlined above, the Board recommends a vote FOR the proposal to approve, to the extent required for compliance with the American Stock Exchange rules, the issuance of additional shares of the Company's common stock in connection with the Company's February 2005 acquisition of Farequest Holdings, Inc., as needed for full (i) conversion of the Company's Series B 6% Redeemable Participating Preferred Stock into Common Stock; (ii) payment of the Company's $6,037,872 Promissory Note with 3,018,936 shares of Common Stock for the principal amount plus payment of interest of 4% per annum in shares of Common Stock as needed, and (iii) issuance of shares of Common Stock as needed in full satisfaction of the Contingent Shares payable to the Farequest Holdings, Inc. former shareholders.

                                   PROPOSAL 4

         TO APPROVE, TO THE EXTENT REQUIRED FOR COMPLIANCE WITH THE AMERICAN STOCK EXCHANGE RULES, ISSUANCE OF ADDITIONAL SHARES OF THE COMPANY'S COMMON STOCK AS NEEDED FOR FULL CONVERSION OF THE COMPANY'S SERIES A 6% CONVERTIBLE PREFERRED STOCK AND EXERCISE OF WARRANTS AND ADDITIONAL INVESTMENT RIGHTS SOLD IN A PRIVATE PLACEMENT OFFERING COMPLETED BY THE COMPANY IN SEPTEMBER 2004 AND WARRANTS SOLD IN A PRIVATE PLACEMENT OFFERING COMPLETED BY THE COMPANY IN FEBRUARY 2005 AND ADJUSTED IN APRIL 2005.

Description of Transactions

         October 2003 Private Placement

         The Company entered into a Securities Purchase Agreement on October 31, 2003 (the "10/03 Securities Purchase Agreement") with institutional investors (the "10/03 Investors"). Pursuant to the terms of the 10/03 Securities Purchase Agreement, the Company initially issued the following securities to the 10/03 Investors in consideration for the 10/03 Investors making payment to the Company in the aggregate amount of $4,000,000: (i) 2,500,000 shares of the Company's Common Stock, and (ii) Warrants to purchase approximately 2,500,000 shares of the Company's Common Stock at an exercise price of $2.44 per share for a period of 3 years (the "10/03 Warrants").

         The 10/03 Securities Purchase Agreement provided the 10/03 Investors with certain rights to participate in future financings, and contained negative covenants limiting the Company's rights to engage in certain types of future financings.

         The Company agreed to file a registration statement with the SEC registering for resale all shares of the Company's Common Stock issued in the private placement as well as shares of the Company's Common Stock underlying the 10/03 Warrants.

         The transaction was approved by the Company's Board of Directors on October 29, 2003, and closed on October 31, 2003. The Company's Common Stock and the 10/03 Warrants were issued, and the shares of Common Stock underlying the 10/03 Warrants will be issued, pursuant to the exemption from registration provided by Regulation D as promulgated under the Securities Act.

         September 2004 Private Placement

         The Company entered into a Securities Purchase Agreement effective as of September 13, 2004 (the "9/04 Securities Purchase Agreement") with institutional and accredited investors (collectively the "9/04 Investors"). Pursuant to the terms of the 9/04 Securities Purchase Agreement, the Company initially issued the following securities to the 9/04 Investors in consideration for the 9/04 Investors making payment to the Company in the aggregate amount of $4,300,000:

         *        4,300 shares of Series A 6% Convertible Preferred Stock;

         * Warrants to purchase approximately 1,143,617 shares of common stock of the Company at an exercise price of $1.20 per share, exercisable commencing 6 months after the closing date until the date that is 3 years after such date, with anti-dilution provisions subject to a $1 floor, and that are, subject to certain conditions, callable by the Company (the "9/04 Warrants"); and

         * Additional Investment Rights ("Additional Investment Rights") to purchase approximately 3,430,851 shares of common stock of the Company at an exercise price of $1.03 per share, exercisable commencing 6 months after the closing date until the earlier of (a) the later of the date that is 6 months after the effective date of the registration statement covering the shares and the date that is 1 year after the closing date, and (b) September 13, 2006, with standard anti-dilution, and that are, subject to certain conditions, callable by the Company.

         The 9/04 Securities Purchase Agreement provided the 9/04 Investors with certain rights to participate in future financings of the Company, and negative covenants limiting the rights of the Company to engage in certain types of future financings.

         The Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission (the "SEC") registering for resale 130% of all shares of common stock of the Company underlying the Series A Preferred Stock, the 9/04 Warrants, and the Additional Investment Rights, and shares issuable as dividends for 3 years.

         The transaction was approved by the Company's Board of Directors on August 25, 2004, and closed on September 14, 2004. The shares of Series A Preferred Stock, the 9/04 Warrants, and the Additional Investment Rights, the shares of common stock underlying such securities, and shares issuable as dividends were issued pursuant to the exemption from registration provided by
Section 4(2) of the Securities Act of 1933, as amended.

         February 2005 Private Placement

         The Company entered into a Securities Purchase Agreement, as amended, on February 8, 2005 (the "2/05 Securities Purchase Agreement") with institutional and accredited investors (the "2/05 Investors"). Pursuant to the terms of the 2/05 Securities Purchase Agreement, the Company initially issued the following securities to the 2/05 Investors in consideration for the 2/05 Investors making payment to the Company in the aggregate amount of $6,294,391:
(i) Senior Secured Convertible Debentures in the original amount of $7,968,700 (the "Senior Convertible Debentures"), (ii) Warrants to purchase approximately 5,088,570 shares of the Company's Common Stock at an exercise price of $1.55 per share, and (iii) Warrants to purchase approximately 5,088,570 shares of the Company's Common Stock at an exercise price of $1.87 per share (collectively the "2/05 Warrants").

         The 2/05 Securities Purchase Agreement provided the 2/05 Investors with certain rights to participate in future financings, and contained negative covenants limiting the Company's rights to engage in certain types of future financings.

         The Company has agreed to file a registration statement with the SEC registering for resale 130% of all shares of the Company's Common Stock underlying the Senior Convertible Debentures and 2/05 Warrants.

         The transaction was approved by the Company's Board of Directors on February 7, 2005, and closed on February 8, 2005. The Senior Convertible
Debentures and the 2/05 Warrants were issued, and the shares of Common Stock underlying the 2/05 Warrants will be issued, pursuant to the exemption from registration provided by Section 4(2) of the Securities Act.

         The proceeds of this financing were used in part for the Company's escrow deposit in connection with its agreement to acquire OneTravel, Inc., and for working capital purposes.

         April 2005 Adjustment to Terms of Private Placements

         On or about April 15, 2005, in connection with the closing of a private placement to finance the closing of the Company's acquisition of OneTravel, Inc., with the consent and approval of the 9/04 Investors and the 2/05 Investors, the Company took the following actions:

         * Paid in full and retired all of the issued and outstanding Senior Convertible Debentures for $8,765,570;

         * Subject to receipt of stockholder approval as needed under the American Stock Exchange rules, reduced the conversion price of the Series A Preferred Stock to $0.55 per share, and provided that said conversion price will no longer be subject to any anti-dilution adjustments with the single exception that it will be reset to the same conversion price of the Company's Series C Preferred Stock if the Company's Series C Preferred Stock is reset following the proposed 1 for 10 reverse split of the Company's Common Stock;

         * Subject to receipt of stockholder approval as needed under the American Stock Exchange rules, reduced the exercise price of the 9/04 Warrants to $1.00 per share and provided that said exercise price will no longer be subject to any anti-dilution adjustments; and

         * Subject to receipt of stockholder approval as needed under the American Stock Exchange rules, reduced the exercise price of the 2/05 Warrants to $0.55 per share and provided that said exercise price will no longer be subject to any anti-dilution adjustments.

         These actions were taken under a waiver letter agreement (the "Waiver") which amended certain provisions of the agreements governing the September 2004 Private Placement and the February 2005 Private Placement. The Waiver was filed as an Exhibit to Form 8-K filed with the SEC by the Company on April 15, 2005. Under the Waiver, in addition to the matters described above, the 9/04 Investors and the 2/05 Investors agreed (a) to modify their respective unsatisfied registration rights; (b) to waive any obligation of the Company to conduct a meeting of its shareholders prior to June 30, 2005; (c) to acknowledge, consent to and approve the Reverse Stock Split; (d) to waive any violations of the terms of, or conflicts with, or liquidated damages in connection with, their respective agreements with the Company which may exist or which may arise solely as a result of the entering into or consummation of any of the April 2005 Private Placement, the Reverse Stock Split and the redemption of the Senior Convertible Debentures and the respective transactions undertaken by the Company in connection therewith; (e) that no default or violation by the Company of any of their respective agreements with the Company has occurred that has not been waived or cured; and (f) that they waived any liquidated or other damages and penalties that otherwise might have accrued to their benefit prior to the redemption of the Senior Convertible Debentures. The agreements under the Waiver were required to consummate the April 2005 Private Placement. Under the Waiver, the Company agreed to submit the matters requiring shareholder approval for the September 2004 Private Placement and the February 2005 Private Placement as a single item together with the approvals of the matters relating to the April 2005 Private Placement, including the 1 for 10 Reverse Stock Split. As a consequence, approval of the matters in this Proposal 4 is contingent on approval of Proposals 5 and 6.

American Stock Exchange Approval Rule

         The Company's common stock is listed for trading on the American Stock Exchange and therefore, is subject to the Rules of the American Stock Exchange. Pursuant to the American Stock Exchange Constitution and Rules, Section 713, "the corporation is required to obtain shareholder approval for an offering in the event that 20% or more of the presently outstanding common stock, or securities convertible into common stock are issued at a price lower than market value." As of September 13, 2004, a day prior to closing of the 9/04 Private
Placement, the Company had 21,170,290 shares of Common Stock issued and outstanding. Generally, in making a determination regarding the shareholder approval on the 20% rule, the American Stock Exchange will compute the number of shares to be obtained by utilizing the lowest possible conversion ratio and will rely on the number of shares outstanding at the time of the offering. Pursuant to the April 2005 Adjustment, (i) the conversion price of the Series A Preferred Stock has been reduced to below market price of the Company's Common Stock on the applicable determination date, and (ii) the exercise price of the 10/03 Warrants, the 9/04 Warrants and the 2/05 Warrants have been reduced to below the market price of the Company's Common Stock on the applicable determination date. Therefore, shareholder approval is required regarding the issuance, upon conversion of Series A Preferred Stock, the exercise of the 10/03 Warrants, the exercise of the 9/04 Warrants, and the exercise of the 2/05 Warrants, of Common Stock equaling 20% or more of the Company's shares outstanding at the applicable determination date.

         In the event that Stockholder approval is not obtained, we may not issue upon conversion of the Series A Preferred Stock and exercise of the 10/03 Warrants, the 9/04 Warrants and 2/05 Warrants, in the aggregate, in excess of 4,212,887 shares of Common Stock (19.9% of the number of shares of Common Stock outstanding on September 13, 2004). In addition, because approval of this proposal is, together with Proposals 5 and 6, contingent upon all three of the proposals being approved, if this proposal is not approved, Proposals 5 and 6 will not be approved and consequently the Series C Preferred Stock will not convert into Common Stock and will remain redeemable by the Company in February 2006 for approximately $31 million.

         Holders of Common Stock whose shares were issued upon conversion of Series A Preferred Stock, upon exercise of the 10/03 Warrants, upon exercise of the 9/04 Warrants, upon exercise of Additional Investment Rights, or upon exercise of the 2/05 Warrants will not be counted in the vote on this Proposal.

Description of Series A Preferred Stock

         The following is a summary of the material terms of the Series A Preferred Stock as initially issued and is qualified by its entirety by the Certificate of Designation of Preferences, Rights and Limitations of Series A 6% Convertible Preferred Stock (the "Certificate") filed as an exhibit to Form 8-K filed by the Company with the SEC on September 16, 2004. The following description does not take into account the April 2005 Adjustment (see "Adjustment to Conversion Price" below on page 43).

         Amount, Stated Value, and Definitions

         The number of shares of Series A Preferred Stock designated was 6,000. Each share of Series A Preferred Stock has a stated value equal to $1,000 (the "Stated Value"). Capitalized terms not otherwise defined in this Description of Series A Preferred Stock section shall have the meaning given such terms in the Certificate.

         Dividends

         Holders shall be entitled to receive and the Company shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 6% per annum from the date of issuance, payable quarterly on March 1, June 1, September 1 and December 1, beginning with December 1, 2004 and on any Conversion Date pursuant to the terms of the Certificate ("Dividend Payment Date"). The form of dividend payments to each Holder shall be made in the following order: (i) if funds are legally available for the payment of dividends and the Equity Conditions (which Equity Conditions include the following: (a) all conversions have been honored or cured; (b) the registration statement covering the shares is effective; (c) the Common Stock is listed on the Company's trading market; (d) all liquidated damages and other amounts owing including dividends in respect of the preferred stock shall have been paid or will be paid; (e) there is a sufficient number of authorized and unissued shares to cover all conversions; (f) no Triggering Event has occurred and is continuing; (g) the issuable conversion shares won't violate the applicable ownership limitations; and (h) no public announcement of a pending Fundamental Transaction or Change of Control Transaction has occurred that hasn't been consummated) have not been met, in cash only, (ii) if funds are legally available for the payment of dividends and the Equity Conditions have been met, at the sole election of the Company, in cash or shares of Common Stock which shall be valued solely for such purpose at 90% of the average of the 5 VWAPs immediately prior to the Dividend Payment Date; (iii) if funds are not legally available for the payment of dividends and the Equity Conditions have been met, in shares of Common Stock which shall be valued at 90% of the average of the 5 VWAPs immediately prior to the Dividend Payment Date; (iv) if funds are not legally available for the payment of dividends and the Equity Conditions relating to registration have been waived by such Holder, as to such Holder only, in unregistered shares of Common Stock which shall be valued at 90% of the average of the 5 VWAPs immediately prior to the Dividend Payment Date; and (v) if funds are not legally available for the payment of dividends and the Equity Conditions have not been met, then, at the election of such Holder, such dividends shall accrue to the next Dividend Payment Date or shall be accreted to the outstanding Stated Value. As of the Closing Date, the Company shall pay the dividends in shares of Common Stock. Dividends on the Series A Preferred Stock shall be calculated on the basis of a 360-day year, shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends.

         So long as any Series A Preferred Stock shall remain outstanding, neither the Company nor any subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities. So long as any Series A Preferred Stock shall remain outstanding, neither the Company nor any subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution (other than a dividend or distribution described in the Section titled "Conversion" below or dividends due and paid in the ordinary course on Series A Preferred Stock of the Company at such times when the Company is in compliance with its payment and other obligations) upon, nor shall any distribution be made in respect of, any Junior Securities so long as any dividends currently due on the Series A Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Series A Preferred Stock.

         Voting Rights

         Except as otherwise provided in the Certificate and as otherwise required by law, the Series A Preferred Stock shall have no voting rights. However, so long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of the shares of the Series A Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend the Certificate, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation senior to the Series A Preferred Stock, (c) amend its certificate of incorporation or other charter documents so as to affect adversely any rights of the holders of the Series A Preferred Stock, (d) increase the authorized number of shares of Series A Preferred Stock, or (e) enter into any agreement with respect to the foregoing.

         Liquidation

         Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the holders of the Series A Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series A Preferred Stock an amount equal to the Stated Value per share plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of the Series A Preferred Stock shall be distributed among the holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

         Conversion

         Conversions at Option of Holder. Each share of Series A Preferred Stock shall be convertible into that number of shares of Common Stock (subject to the limitations set forth below) determined by dividing the Stated Value of such share of Series A Preferred Stock by the Set Price.

         Beneficial Ownership Limitation. The Company shall not effect any conversion of the Series A Preferred Stock, and the holder of the Series A Preferred Stock shall not have the right to convert any portion of the Series A Preferred Stock to the extent that after giving effect to such conversion, the Holder (together with the Holder's affiliates), as set forth on the applicable Conversion Notice, would beneficially own in excess of 4.9% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion.

         Limitation on Number of Shares Issuable. Notwithstanding anything herein to the contrary, the Company shall not issue to any holder of the Series A Preferred Stock any shares of Common Stock, including pursuant to any rights under the Certificate, including, without limitation, any conversion rights or right to issue shares of Common Stock in payment of dividends, to the extent such shares, when added to the number of shares of Common Stock previously issued upon conversion of any shares of Series A Preferred Stock would exceed

3,875,188, or such greater or lesser number of shares of Common Stock permitted pursuant to the corporate governance rules of the Principal Market that is at the time the principal trading exchange or market for the Common Stock (the "Maximum Aggregate Share Amount"), unless the Company first obtains shareholder approval permitting such issuances in accordance with the Principal Market rules ("Shareholder Approval").

         Forced Conversion. If after the date that the registration statement which registers for resale all of the Conversion Shares (the "Conversion Shares Registration Statement") is declared effective (the "Effective Date") the VWAP for each of any 10 consecutive Trading Days ("Threshold Period"), which 10 consecutive Trading Day period shall have commenced only after the Effective Date, exceeds 200% of the then effective Set Price (defined below), the Company may, within 2 Trading Days after any such Threshold Period, deliver a notice to all Holders (a "Forced Conversion Notice" and the date such notice is received by the Holders, the "Forced Conversion Notice Date") to cause the Holders to immediately convert all or part of the then outstanding shares of Series A Preferred Stock pursuant to Section 5 and the Holders shall surrender (if all Series A Preferred Stock is converted) their respective shares of Series A Preferred Stock to the Company for conversion within 5 Trading Days of the Forced Conversion Notice Date. The Company may only effect a Forced Conversion Notice if all of the Equity Conditions have been met during the Threshold Period through the Forced Conversion Notice Date.

         The conversion price shall equal $0.94 (the "Set Price"), subject to the following adjustments.

                  * if the  Company,  at any time while the  Series A  Preferred
         Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock Outstanding before such event and of which the denominator shall be the number of shares of Common Stock Outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of Stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                  * if the Company, at any time while the Series A Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the VWAP at the record date mentioned below, then the Set Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock Outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock Outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of Stockholders entitled to receive such rights, options or warrants.

                  * if the Company or any subsidiary thereof at any time while any of the Series A Preferred Stock is outstanding, shall sell, grant any option or warrant to purchase or sell or grant any right to reprice its securities, or otherwise dispose of or issue any Common Stock or any equity or equity equivalent securities (including any equity, debt or other instrument that is at any time over the life thereof convertible into or exchangeable for Common Stock) (collectively, "Common Stock Equivalents") entitling any Person to acquire shares of Common Stock, at an effective price per share less than the Set Price (a "Dilutive Issuance"), as adjusted (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at a price per share which is less than the Set Price, such issuance shall be deemed to have occurred for less than the Set Price), then the Set Price shall be reduced to equal the effective conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the second Trading Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms. For purposes of this subsection, a Dilutive Issuance shall be deemed to have occurred when binding agreements have been closed by the Company and any purchaser therein.

                  * if the Company, at any time while the Series A Preferred Stock is outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 5(c)(iii) of the Certificate), then in each such case the Set Price shall be adjusted by multiplying the Set Price in effect immediately prior to the record date fixed for determination of Stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

         No adjustment shall be made in connection with an Exempt Issuance.

         Redemption upon Triggering Events

         Upon the occurrence of a Triggering Event, each Holder shall have the right to require the Company to redeem all of the Series A Preferred Stock then held by such Holder for a redemption price, in cash, equal to the Triggering Redemption Amount. The Triggering Redemption Amount shall be due and payable within 5 Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the "Triggering Redemption Payment Date"). If the Company fails to pay the Triggering Redemption Amount in full the Company will pay interest thereon at a rate of 18% per annum, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full.

         "Triggering Event" means any one or more of the following events:

                  * the failure of a Conversion Shares Registration Statement to be declared effective by the Commission on or prior to the 180th day after the Original Issue Date;

                  * if, during the Effectiveness Period, the effectiveness of the Conversion Shares Registration Statement lapses for any reason for more than an aggregate of 60 calendar days (which need not be consecutive days) during any 12 month period, or the Holder shall not be permitted to resell Registrable Securities under the Conversion Shares Registration Statement other than as a result of any action or inaction of a Holder for more than an aggregate of 60 calendar days (which need not be consecutive days) during any 12 month period (the Effectiveness Period is that period commencing with the Effectiveness Date and continuing until all securities covered by the Conversion
         Shares Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k));

                  * the Company shall fail to deliver certificates representing Conversion Shares issuable upon a conversion prior to the 10th Trading Day after such shares are required to be delivered, or the Company shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Series A Preferred Stock in accordance with the terms hereof;

                  * if either of the following events shall not have been cured to the satisfaction of the Holders prior to the expiration of 15 days from the Event Date (as defined in the Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of a Conversion Shares Registration Statement to be declared effective by the Commission on or prior to the 180th day after the Original Issue Date, which is covered above): (i) a Registration Statement is not filed on or prior to its Filing Date (as defined in the Registration Rights Agreement), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review;

                  * the Company shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-In within 5 Trading Days after notice therefor is delivered or shall fail to pay all amounts owed on account of an Event within five days of the date due (for purposes hereof an Event includes the following events: (i) a registration statement is not timely filed, (ii) the Company fails to timely file with the Commission a request for acceleration after being notified that a Registration Statement will not be "reviewed," or is not subject to further review, (iii) prior to its Effectiveness Date, the Company fails to timely file a pre-effective amendment and otherwise respond in writing to comments made by the Commission, (iv) a registration statement filed or required to be filed is not declared effective by the Commission by its Effectiveness Date, or (v) after the Effectiveness Date, a registration statement ceases for any reason to remain continuously effective as to all registrable securities for which it is required to be effective, or the Holders are not permitted to utilize the prospectus therein to resell such registrable securities for 10 consecutive days or an aggregate of 15 days during any 12-month period);

                  * the Company shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion unless the Company has complied with Section 4.10(b) of the Purchase Agreement (which section provides the Company an opportunity to amend the Company's certificate of incorporation to increase the number of shares the Company is authorized to issue);

                  * the Company shall fail to observe or perform any other material covenant, agreement or warranty contained in, or otherwise commit any breach of the Transaction Documents, and such material failure or breach shall not, if subject to the possibility of a cure by the Company, have been remedied within 30 calendar days after the date on which written notice of such failure or breach shall have been given;

                  * the Company shall be a party to any Change of Control Transaction or the Company shall redeem more than a deminimis number of Junior Securities;

                  * there shall have occurred a Bankruptcy Event;

                  * any breach of the officer's/director's voting agreement delivered to the initial Holders at the Closing; or

                  * the Common Stock shall fail to be listed or quoted for trading on a Trading Market for more than 5 consecutive Trading Days.

         Fundamental Transactions

         If a Fundamental Transaction occurs, then upon any subsequent conversion of shares of Series A Preferred Stock, the holder of the Series A Preferred Stock shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "Alternate Consideration"). For purposes of any such conversion, the determination of the Set Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Set Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder of the Series A Preferred Stock shall be given the same choice as to the Alternate Consideration it receives upon any conversion of shares of Series A Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the holder of the Series A Preferred Stock new Series A Preferred Stock consistent with the foregoing provisions and evidencing the holder's right to convert such Series A Preferred Stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this provision and insuring that the Series A Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

         Adjustment to Conversion Price

         Notwithstanding any terms to the contrary set forth in the above description, on April 15, 2005, subject to stockholder approval as required under the American Stock Exchange rules, the terms of the Series A Preferred Stock were adjusted such that the conversion price of the Series A Preferred Stock was reduced to $0.55 per share, which conversion price will no longer be subject to any anti-dilution adjustments, with the single exception that it will be reset to the same conversion price of the Company's Series C Preferred Stock if the Company's Series C Preferred Stock is reset following the proposed 1 for 10 reverse split of the Company's Common Stock.

Description of 9/04 Warrants

         The following is a summary of the material terms of the 9/04 Warrants as initially issued and is qualified by its entirety by the form of 9/04 Warrant filed as an exhibit to Form 8-K filed by the Company with the SEC on September 16, 2004. The following description does not take into account the April 2005 Adjustment (see "Adjustment to Exercise Price" below on page 46).

         Number, Term, and Definitions

         The 9/04 Warrants entitle the holders thereof to initially purchase up to a total of approximately 1,143,617 shares of the Common Stock of the Company.

         The 9/04 Warrants are exercisable at any time on or after the 181st day following the date of issuance (the "Initial Exercise Date") and on or prior to the close of business on the three year anniversary of the Initial Exercise Date. The Exercise Period shall be extended for the number of Trading Days during such period in which (x) trading in the Common Stock is suspended by any Trading Market, or (y) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Warrant Shares.

         Capitalized terms used and not otherwise defined in this Description of 9/04 Warrants Section shall have the meanings set forth in Section 1 of the 9/04 Warrant agreement.

         Exercise

         Exercise of 9/04 Warrant. Exercise of the 9/04 Warrants may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed to the 9/04 Warrant.

         Exercise Price. The exercise price of each share of Common Stock under the 9/04 Warrants shall be $1.20, subject to adjustment (the "Exercise Price").

         Cashless Exercise. If at any time after one year from the date of issuance of the 9/04 Warrants there is no effective Registration Statement registering the resale of the Warrant Shares by its holder, then the 9/04 Warrants may also be exercised at such time by means of a "cashless exercise."

         Holder's Restrictions. Each holder of the 9/04 Warrant shall not have the right to exercise any portion of their 9/04 Warrant to the extent that after giving effect to such issuance after exercise, the holder (together with the holder's affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance.

         Call Provision. Subject to the provisions of Section 2(f) of the 9/04 Warrants, if after the Effective Date the VWAP for each of 20 consecutive Trading Days (the "Measurement Price", which period shall not have commenced until after the Effective Date) exceeds 200% of the then Exercise Price (subject to adjustment as set forth herein) (the "Threshold Price), then the Company may, within ten Trading Days of such period, call for cancellation of all or any portion of the 9/04 Warrants for which a Notice of Exercise has not yet been delivered (such right, a "Call"). To exercise this right, the Company must deliver to the Holder an irrevocable written notice (a "Call Notice"), indicating therein the portion of unexercised portion of the 9/04 Warrants to which such notice applies. If the conditions set forth below for such Call are satisfied from the period from the date of the Call Notice through and including the Call Date (as defined below), then any portion of the 9/04 Warrant subject to such Call Notice for which a Notice of Exercise shall not have been received from and after the date of the Call Notice will be cancelled at 6:30 p.m. (New York City time) on the tenth Trading Day after the date the Call Notice is received by the Holder (such date, the "Call Date"). Any unexercised portion of the 9/04 Warrant to which the Call Notice does not pertain will be unaffected by such Call Notice. Notwithstanding anything to the contrary set forth in the 9/04 Warrant, the Company may not deliver a Call Notice or require the cancellation of the 9/04 Warrant (and any Call Notice will be void), unless, from the beginning of the 20 consecutive Trading Days used to determine whether the Common Stock has achieved the Threshold Price through the Call Date, the Equity Conditions (as defined in the Certificate of Designation) have been met. The Company's right to Call the 9/04 Warrant shall be exercised ratably among the Purchasers based on each Purchaser's initial purchase of Common Stock pursuant to the Purchase Agreement.

         Certain Adjustments.

         Stock Dividends and Splits. If the Company, at any time while the 9/04 Warrants are outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to the 9/04 Warrants), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event and the number of Warrant Shares issuable upon exercise of the 9/04 Warrants shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of Stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

         Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while the 9/04 Warrants are outstanding, shall sell, grant any option to purchase, sell or grant any right to reprice its securities, or otherwise dispose of or issue any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance"), as adjusted (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then, the Exercise Price shall be reduced to equal the Base Share Price; provided, however, in no event shall the Exercise Price be less than $1.00, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Securities Purchase Agreement. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the second Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.

         Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to holders of the 9/04 Warrants) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b) of the 9/04 Warrants), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of Stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the holders of the 9/04 Warrants of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

         Fundamental Transaction. If, at any time while the 9/04 Warrants are outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, in which the Company is not the surviving entity, or the Company's then existing shareholders will own less than 51% of the surviving entity, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent conversion of the 9/04 Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise absent such Fundamental Transaction, at the option of the Holder, (a) upon exercise of the 9/04 Warrants, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Alternate Consideration receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which the 9/04 Warrants are exercisable immediately prior to such event or (b) only in the event the Company is acquired in an all cash acquisition, cash equal to the value of the 9/04 Warrants as determined in accordance with the Black-Scholes option pricing formula (the "Alternate Consideration"). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of the 9/04 Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the holder of the 9/04 Warrants a new warrant consistent with the foregoing provisions and evidencing the holder's right to exercise such warrant into Alternate Consideration upon the payment thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph and insuring that the 9/04 Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

         Adjustment to Exercise Price

         Notwithstanding any terms to the contrary set forth in the above description, on April 15, 2005, subject to stockholder approval as required under the American Stock Exchange rules, the terms of the 9/04 Warrants were adjusted by the Company such that the exercise price of the 9/04 Warrants was reduced to $1.00 per share, which exercise price will no longer be subject to any anti-dilution adjustments.

Description of Additional Investment Rights

         The following is a summary of the material terms of the Additional Investment Rights and is qualified by its entirety by the form of Additional Investment Rights Agreement filed as an exhibit to Form 8-K filed by the Company with the SEC on September 16, 2004.

         Number, Term, and Definitions

         The Additional Investment Rights entitle the holders thereof to initially purchase up to a total of approximately 3,430,851 shares of the Common Stock of the Company.

         The Additional Investment Rights are exercisable at any time on or after the 181st day after the date of the Additional Investment Rights agreement (the "Initial Exercise Date") and on or prior to the close of business on the earlier of (a) the later of (i) the 181st day after the Effective Date and (ii) the 181st day after the Initial Exercise Date and (b) the 2nd year anniversary of the date of the Purchase Agreement (the "Termination Date" and the period from the Initial Exercise Date until the Termination Date

         Capitalized terms used and not otherwise defined in this Description of Additional Investment Rights Section shall have the meanings set forth in
Section 1 of the Additional Investment Rights agreement.

         Exercise

         Exercise of Additional Investment Right. Exercise of the purchase rights represented by the Additional Investment Rights may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed to the Additional Investment Rights agreement.

         Exercise Price. The exercise price of each share of Common Stock under the Additional Investment Rights shall be $1.03, subject to adjustment (the "Exercise Price").

         Holder's Restrictions. The holder of Additional Investment Rights shall not have the right to exercise any portion of the Additional Investment Rights, pursuant to Section 2(c) thereof or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance.

         Call Provision. Subject to the provisions of Section 2(f) of the Additional Investment Rights agreement, if after the Effective Date the VWAP for each of 20 consecutive Trading Days (the "Measurement Price", which period shall not have commenced until after such anniversary date) is greater than or equal to 160% of the then Exercise Price (subject to adjustment as set forth therein) (the "Threshold Price"), then the Company may, in its sole discretion, within ten Trading Days of such period, call for cancellation of all or any portion of the Additional Investment Rights for which a Notice of Exercise has not yet been delivered (such right, a "Call"). To exercise this right, the Company must deliver to the Holder an irrevocable written notice (a "Call Notice"), indicating therein the portion of unexercised portion of the Additional Investment Rights to which such notice applies. If the conditions set forth below for such Call are satisfied from the period from the date of the Call Notice through and including the Call Date (as defined below), then any portion of the Additional Investment Rights subject to such Call Notice for which a Notice of Exercise shall not have been received from and after the date of the Call Notice will be cancelled at 6:30 p.m. (New York City time) on the tenth Trading Day after the date the Call Notice is received by the Holder (such date, the "Call Date"). Any unexercised portion of the Additional Investment Rights to which the Call Notice does not pertain will be unaffected by such Call Notice. Notwithstanding anything to the contrary set forth in the Additional Investment Rights, the Company may not deliver a Call Notice or require the cancellation of the Additional Investment Rights (and any Call Notice will be void), unless, from the beginning of the 20 consecutive Trading Days used to determine whether the Common Stock has achieved the Threshold Price through the Call Date, the Equity Conditions have been met. The Company's right to Call the Additional Investment Right shall be exercised ratably among the Purchasers based on each Purchaser's initial purchase of Common Stock pursuant to the Securities Purchase Agreement.

         Certain Adjustments

         Stock Dividends and Splits. If the Company, at any time while the Additional Investment Rights are outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to the Additional Investment Rights), (B) subdivides outstanding shares of Common Stock into a larger number of shares,
(C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event and the number of Additional Investment Right Shares issuable upon exercise of the Additional Investment Rights shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of Stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

         Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Additional Investment Rights) evidences of its indebtedness or assets or rights or Additional Investment Rights to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b) of the Additional Investment Rights agreement), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of Stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

         Fundamental Transaction. If, at any time while the Additional Investment Rights are outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, in which the Company is not the surviving entity, or the Company's then existing shareholders will own less than 51% of the surviving entity, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent conversion of the Additional Investment Rights, the holder of Additional Investment Rights shall have the right to receive, for each Additional Investment Right Share that would have been issuable upon such exercise absent such Fundamental Transaction, at the option of the Holder, (a) upon exercise of the Additional Investment Rights, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Alternate Consideration receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which the Additional Investment Rights are exercisable immediately prior to such event or (b) only in the event the Company is acquired in an all cash acquisition, cash equal to the value of the Additional Investment Rights as determined in accordance with the Black-Scholes option pricing formula (the "Alternate Consideration"). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of the Additional Investment Rights following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new Additional Investment Right consistent with the foregoing provisions and evidencing the Holder's right to exercise such Additional
Investment Right into Alternate Consideration upon the payment thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of paragraph and insuring that the Additional Investment Rights (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

Description of 2/05 Warrants

         The following is a summary of the material terms of the 2/05 Warrants and is qualified by its entirety by the form of 2/05 Warrant filed as an exhibit to Form 8-K filed by the Company with the SEC on February 14, 2005. The following, description does not take into account the April 2005 Adjustment (see "Adjustment to Exercise Price" below on page 51).

         Number, Term, and Definitions

         The 2/05 Warrants entitle the holders thereof to initially purchase up to a total of approximately 10,177,139 shares of the Common Stock of the Company.

         The 2/05 Warrants are exercisable at any time on or after the Initial Exercise Date and on or prior to the close of business on the three-year anniversary of the Initial Exercise Date. The Exercise Period shall be extended for the number of Trading Days during such period in which (x) trading in the Common Stock is suspended by any Trading Market, or (y) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Warrant Shares.

         Capitalized terms used and not otherwise defined in this Description of Warrants Section shall have the meanings set forth in Section 1 of the 2/05 Warrant.

         Exercise

         Exercise of 2/05 Warrant. Exercise of the 2/05 Warrants may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed to the 2/05 Warrant.

         Exercise Price. The exercise price of 50% of the 2/05 Warrants shall be $1.55 per share, and the exercise price of the other 50% of the 2/05 Warrants shall be 1.87 per share, in each case subject to adjustment (the "Warrant Exercise Price").

         Cashless Exercise. If at any time after one year from the date of issuance of the 2/05 Warrants there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder, then the 2/05 Warrants may also be exercised at such time by means of a "cashless exercise."

         Holder's Restrictions. Each Holder shall not have the right to exercise any portion of their 2/05 Warrant, pursuant to Section 2(c) of the 2/05 Warrants or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance.

         Certain Adjustments

         Stock Dividends and Splits. If the Company, at any time while the 2/05 Warrants are outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to the 2/05 Warrants), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Warrant Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event and the number of Warrant Shares issuable upon exercise of the 2/05 Warrants shall be proportionately adjusted. Any adjustment made pursuant to Section 3(a) of the 2/05 Warrants shall become effective immediately after the record date for the determination of Stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

         Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while the 2/05 Warrants are outstanding, shall sell, grant any option to purchase, sell or grant any right to reprice its securities, or otherwise dispose of or issue any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Warrant Exercise Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance"), as adjusted (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Warrant Exercise Price, such issuance shall be deemed to have occurred for less than the Warrant Exercise Price), then, the Warrant Exercise Price shall be reduced to equal the Base Share Price; subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Securities Purchase Agreement.

         Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the 2/05 Warrants) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b) of the 2/05 Warrants), then in each such case the Warrant Exercise Price shall be adjusted by multiplying the Warrant Exercise Price in effect immediately prior to the record date fixed for determination of Stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith.

         Fundamental Transaction. If, at any time while the 2/05 Warrants are outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, in which the Company is not the surviving entity, or the Company's then existing shareholders will own less than 51% of the surviving entity, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the common Stock is effectively converted into or exchanged for other securities, cash or property (a "Fundamental Transaction"), then, upon any subsequent conversion of the 2/05 Warrant, the holder of the 2/05 Warrants shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise absent such Fundamental Transaction, at the option of the holder, (a) upon exercise of the 2/05 Warrants, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Alternate Consideration receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which the 2/05 Warrants are exercisable immediately prior to such event or (b) only in the event the Company is acquired in an all cash acquisition, cash equal to the value of the 2/05 Warrants as determined in accordance with the Black-Scholes option pricing formula. For purposes of any such exercise, the determination of the Warrant Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Warrant Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of the 2/05 Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration upon the payment thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph and insuring that the 2/05 Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

         Adjustment to Exercise Price

         Notwithstanding any terms to the contrary set forth in the above description, on April 15, 2005, subject to stockholder approval as required under the American Stock Exchange rules, the terms of the 2/05 Warrants were adjusted by the Company such that the exercise price of the 2/05 Warrants was reduced to $0.55 per share, which exercise price will no longer be subject to any anti-dilution adjustments.

Board Recommendation

         For the reasons outlined above, the Board recommends a vote FOR the proposal to approve, to the extent required for compliance with the American Stock Exchange rules, issuance of additional shares of the Company's Common Stock as needed for the full conversion of the Company's Series A 6% Convertible Preferred Stock and exercise of Warrants and Additional Investment Rights sold in a private placement offering completed by the Company in September 2004 and Warrants sold in private placement offerings completed by the Company in October 2003, February 2005 and adjusted in April 2005.

                                   PROPOSAL 5

       TO APPROVE, TO THE EXTENT REQUIRED FOR COMPLIANCE WITH THE AMERICAN STOCK EXCHANGE RULES, ISSUANCE OF ADDITIONAL SHARES OF THE COMPANY'S COMMON STOCK AS NEEDED FOR FULL CONVERSION OF THE COMPANY'S SERIES C
     CONVERTIBLE PREFERRED STOCK AND EXERCISE OF THE COMPANY'S WARRANTS SOLD
                      IN A PRIVATE PLACEMENT IN APRIL 2005.

Description of Transaction

         April 2005 Private Placement

         The Company entered into a Securities Purchase Agreement effective as of April 14, 2005 (the "4/05 Securities Purchase Agreement") with twelve institutional investors (collectively the "4/05 Investors"). Pursuant to the terms of the 4/05 Securities Purchase Agreement, the Company issued the following securities to the 4/05 Investors in consideration for the 4/05 Investors making payment to the Company in the aggregate amount of $31,110,165:

         * 311.10165 shares of Series C Convertible Preferred Stock (the "Series C Preferred Stock"); and

         * Warrants to purchase approximately 22,625,566 shares of common stock of the Company at an exercise price of $0.55 per share, and warrants to purchase approximately 3,393,835 shares of common stock of the Company at an exercise price of $.605 per share, each exercisable until the date that is 5 years after the date of issuance (collectively, the "4/05 Warrants").

         The Company has agreed to file a registration statement with the registering for resale all shares of common stock of the Company underlying the Series C Preferred Stock and the 4/05 Warrants.

         The transaction was approved by the Company's Board of Directors on April 6, 2005, and closed on April 14, 2005. The shares of Series C Preferred Stock, the 4/05 Warrants, and the shares of Common Stock underlying such securities have been and will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

American Stock Exchange Approval Rule

         The Company's Common Stock is listed for trading on the American Stock Exchange and therefore, is subject to the Rules of the American Stock Exchange. Pursuant to the American Stock Exchange Constitution and Rules, Section 713, "the corporation is required to obtain shareholder approval for an offering in the event that 20% or more of the presently outstanding common stock, or securities convertible into common stock are issued at a price lower than market value." As of April 13, 2005, a day prior to closing of the 4/05 Private Placement, the Company had 29,219,112 shares of Common Stock issued and outstanding. Generally, in making a determination regarding the shareholder approval on the 20% rule, the American Stock Exchange will compute the number of shares to be obtained by utilizing the lowest possible conversion ratio and will rely on the number of shares outstanding at the time of the offering. The conversion price of the Series C Preferred Stock and the exercise price of the 4/05 Warrants are below the market price of the Company's Common Stock on the applicable determination date. Therefore, shareholder approval is required regarding the issuance, upon conversion of Series C Preferred Stock and the exercise of the 4/05 Warrants, of Common Stock equaling 20% or more of the Company's shares outstanding at the applicable determination date.

         In the event that stockholder approval is not obtained, the Series C Preferred Stock will not convert into Common Stock, will remain outstanding and senior in rights of liquidation to the Common Stock, and must be redeemed by the Company in April 2006 for $31,110,165, and the exercise of the 4/05 Warrants will not be permitted.

Description of Series C Preferred Stock

         The following is a summary of the material terms of the Series C Preferred Stock as initially issued and is qualified by its entirety by the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the "Certificate") filed as an exhibit to Form 8-K filed by the Company with the SEC on April 15, 2005.

Amount, Stated Value, and Definitions

         The number of shares of Series C Preferred Stock designated was 450. Each share of Series C Preferred Stock has a stated value equal to $100,000 (the "Stated Value"). Capitalized terms not otherwise defined in this Description of Series C Preferred Stock section have the meaning given such terms in the Certificate.

         Dividends

         Each Holder shall be entitled to receive, out of funds legally available therefore, and the Company shall pay, cumulative dividends on the Preferred Stock on an as converted basis with the Common Stock when, and as if, declared by the Board of Directors, in arrears within three days of each March 31, June 30, September 30 and December 31, commencing June 30, 2005 except if such date is not a Trading Day, in which case such dividend shall be payable on the next succeeding Trading Day (each, a "Dividend Payment Date ").

         Certain Protective Rights

         For so long as any of the  shares  of  Series  C  Preferred  Stock  are outstanding, neither the Company nor any Subsidiary shall, without the affirmative vote of the Holders of at least a majority of the shares of Series C Preferred Stock then outstanding:

                  * alter or change the powers, preferences or rights given to the Series C Preferred Stock or alter or amend this Certificate of Designation;

                  * authorize or create (by reclassification or otherwise) any class of equity security or Common Stock Equivalent ranking as to dividends or distribution of assets upon a Liquidation senior to the Series C Preferred Stock;

                  * directly or indirectly pay or declare any dividend or make any distribution (other than dividends due and paid in the ordinary course on preferred stock of the Company at such times when the Company is in compliance with its payment obligations to the Series C Preferred Stock) upon, nor shall any distribution be made in respect of, any Junior Securities, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or securities pari passu with the Series C Preferred Stock;

                  * alter, amend or waive any provision of the Voting Agreement or the Farequest Voting Agreement;

                  *  amend  or  waive  any  provision  in  its   Certificate  of
         Incorporation in a manner adverse to the Series C Preferred Stock; or

                  * enter into any agreement with respect to the foregoing clauses.

Liquidation

         Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series C Preferred Stock an amount equal to the Stated Value per share before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The Series C Preferred Stock ranks in order of priority on liquidation, parri passu with the Company's Series A Preferred Stock and senior to all other stock, including the Series B Preferred Stock and the Common Stock.

Automatic Conversion

         Within one (1) Trading Day following the date on which the Company obtains the approval of its stockholders for the conversion of the Series C Preferred Stock and exercise of the 4/05 Warrants and the 1 for 10 Reverse Stock Split ("Stockholder Approval"), the Company shall deliver to each Holder a notice ("Automatic Notice") as to all of the then outstanding Series C Preferred Stock, notifying the Holders that all of the then outstanding Series C Preferred Stock shall be converted on the date which is the later of (i) the 25th Trading Day following delivery of the Automatic Notice and (ii) the 21st Trading Day following the filing of a Current Report on Form 8-K disclosing the effectiveness of the Reverse Stock Split on the American Stock Exchange (such later date, the "Automatic Conversion Date ").

         Redemption upon Triggering Events

         All shares of Series C Preferred Stock which remain outstanding on April 14, 2006 shall be redeemed by the Company for a redemption price equal to the $100,000 per share stated value plus accrued but unpaid dividends and any other amounts then owing on the account thereof to the holder (the "Redemption Price"). If the Company does not pay the Redemption Price in full on April 14, 2006, the Redemption Price payable to the holder shall bear interest at the rate of 1% per month (prorated for partial months) or such lesser maximum amount as then permitted by applicable law, until paid in full.

         Adjustment to Conversion Price

         The Conversion Price in effect on the Automatic Conversion Date shall be subject to the following adjustments:

                  * Stock Dividends and Splits. If the Company, at any time while shares of Series C Preferred Stock are outstanding: (1) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (2) subdivides outstanding shares of Common Stock into a larger number of shares, or (3) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (1) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause
(2) or (3) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

                  * Adjustment Upon Reverse Stock Split. If the average of the VWAP for the 20 Trading Days immediately following the filing of a Current Report on Form 8-K disclosing the effectiveness of the Reverse Stock Split on the American Stock Exchange (such average VWAP, the "Reset Amount" and such period, the "Reset Period ") is less than the Conversion Price then in effect, the Conversion Price shall automatically adjust to the Reset Amount. In other words, based upon the initial Conversion Price of $.55, if the Reset Amount is less than $5.50, the conversion price is reset to the lower Reset Amount. The Company shall notify the Holders in writing within one (1) Trading Day should such adjustment occur. Each Holder covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in or close out any transactions in the securities of the Company (including Short Sales) prior to the Trading Day following the Reset Period.

                  * Fundamental Transactions. If, at any time while shares of Series Preferred Stock are outstanding (a) the Company effects any merger or consolidation of the Company with or into another Person in which the Company is not the survivor, (b) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (c) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (d) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (a "Fundamental Transaction"), then each Holder shall have the right thereafter to receive, upon conversion of shares of such Holder's Series C Preferred Stock, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Underlying Shares then issuable upon conversion of all of such Holder's shares of Series C Preferred Stock (the "Alternate Consideration"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then each Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of such Holder's Series C Preferred Stock following such Fundamental Transaction.

                  * Reclassifications; Share Exchanges. In case of any reclassification of the Common Stock, or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property (other than compulsory share exchanges which constitute Change of Control Transactions), each Holder of the Series C Preferred Stock then outstanding shall have the right thereafter to convert such shares only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and such Holders shall be entitled upon such event to receive such amount of securities, cash or property as a holder of the number of shares of Common Stock of the Company into which such shares of Series C Preferred Stock could have been converted immediately prior to such reclassification or share exchange would have been entitled. This provision shall similarly apply to successive reclassifications or share exchanges.

Description of 4/05 Warrants

         The following is a summary of the material terms of the 4/05 Warrants as initially issued and is qualified by its entirety by the form of 4/05 Warrant filed as an exhibit to Form 8-K filed by the Company with the SEC on April 15, 2005.

         Number, Term, and Definitions

         The 4/05 Warrants entitle the holders thereof to initially purchase up to a total of approximately 26,019,401 shares of the Common Stock of the Company.

         The 4/05 Warrants are exercisable from the Automatic Conversion Date until the date that is 5 years after the date of issuance. The Automatic Conversion Date is the latter of the following two dates (i) the 25th trading day following the Company's delivery of notice to the holders of Series C Preferred Stock of an automatic conversion of the Series C Preferred Stock (which notice must be delivered by the Company within 1 trading day of the date the Company receives shareholder approval under the AMEX rules for the issuance of 20% or more of the Company's outstanding shares of common stock upon exercise of the Series C Preferred Stock and the 4/05 Warrants), and (ii) the 21st trading day following the filing of a Current Report on Form 8-K disclosing the effectiveness of the reverse stock split of the Company's common stock.

         Capitalized terms used and not otherwise defined in this Description of 4/05 Warrants Section shall have the meanings set forth in Section 1 of the 4/05 Warrant agreement.

         Exercise

         Exercise of 4/05 Warrant. Exercise of the 4/05 Warrants may be made at any time or times on or after the Automatic Conversion Date and on or before the date that is 5 years after the date of issuance by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed to the 4/05 Warrant.

         Exercise Price. The exercise price of 22,625,566 shares of common stock of the Company under the 4/05 Warrants shall be $0.55 per share, subject to adjustment, and the exercise price of 3,393,835 shares of common stock of the Company under the 4/05 Warrants shall be $.605 per share, subject to adjustment (the "Exercise Price").

         Cashless Exercise. If at any time during the Effectiveness Period there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder, then the 4/05 Warrants may also be exercised at such time by means of a "cashless exercise."

         Holder's Restrictions. Each Holder of a 4/05 Warrant shall not have the right to exercise any portion of their 4/05 Warrant to the extent that after giving effect to such issuance after exercise, the holder (together with the holder's affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 9.999% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance.

         Call Provision. If at any time following the Automatic Conversion Date,
(i) the closing price of the Common Stock for each of the 20 consecutive Trading Days (each occurring after the Automatic Conversion Date) immediately prior to delivery of a Call Notice (as defined below) is greater than $1.65 (subject to equitable adjustment as a result of intervening stock splits and reverse stock splits), (ii) the average daily trading volume of the Common Stock during the entire 20 Trading Day period referenced in (i) above through the expiration of the Call Date (as defined below) as reported by Bloomberg L.P. (the "Call Condition Period") shall be at least 100,000 shares (subject to equitable adjustment as a result of intervening stock splits and reverse stock splits),

(iii) the Warrant Shares are either registered for resale pursuant to an effective registration statement naming the Holder as a selling stockholder thereunder (and the prospectus thereunder is available for use by the Holder as to all Warrant Shares) or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance reasonably acceptable to the Holder and the transfer agent for the Common Stock, during the entire Call Condition Period, and (iv) the Company shall have complied in all material respects with its obligations under this Warrant and the Transaction Documents and the Common Stock shall at all times be listed or quoted on a Trading Market during the Call Condition Period, then the Company may in its sole discretion, elect to require the exercise of all (but not less than all) of the then unexercised portion of this Warrant, on the date that is the fifth (5th) calendar day after written notice thereof (a "Call Notice ") is received by the Holder (the "Call Date").

         Certain Adjustments

         Stock Dividends and Splits. If the Company, at any time while the 4/05 Warrants are outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to the 4/05 Warrants), (B) subdivides outstanding shares of Common Stock into a larger number of shares, or (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event, and the number of Warrant Shares shall be adjusted accordingly. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of Stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

         Fundamental Transaction. If, at any time while the 4/05 Warrant is outstanding there is a Fundamental Transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "Alternate Consideration"). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder of the 4/05 Warrant shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the holder's option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental

Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (b) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. Within five Trading Days after entering into a definitive agreement with respect to a cash-out merger (the "Cash-Out Merger "), the Company shall deliver a notice to the Holder informing the Holder of such transaction (such notice, a "Cash-Out Notice"). At 5:30 p.m. (New York City time) by the twentieth Trading Day after such Holder receives the Cash-Out Notice ("Cash-Out Date"), the Holder shall notify the Company of its decision to either (1) exercise the portion of this Warrant not exercised prior thereto or (2) to receive from the Company an amount in cash equal to the product of (A) the difference between $1.65 and the Exercise Price, multiplied by (B) the number of Warrant Shares as to which this Warrant has not been exercised prior thereto. The failure of the Holder to notify the Company of its election hereunder by the Cash-Out Date shall be treated as an election under clause (2) in the immediately preceding sentence, and this warrant shall then only represent the right to receive such funds and shall no longer be exercisable for Common Stock. The cash payable to the Holder pursuant to clause (2) above shall be paid to the Holder, against delivery of such Holder's Warrant to the Company, as and when the consideration for the cash-out merger is distributed to all holders of Common Stock. The foregoing shall be contingent upon the closing of the Cash-Out Merger.

Voting Agreements and Pledge Agreement

         The 4/05 Investors received Voting Agreements from Company common stockholders representing 31.4% of the issued and outstanding common stock of the Company. The parties to the Voting Agreements agreed to vote in favor of the Reverse Stock Split, and the issuance of common stock upon the conversion of the Series C Preferred Stock and the exercise of the 4/05 Warrants. Messrs. William Goldstein, and Michael Pruitt, and P. Roger Byer, who are executive officers and/or directors of the Company, are parties to such Voting Agreements.

         William Goldstein, the Company's Chairman and CEO, also pledged his holdings in the Company's stock to the 4/05 Investors as security for the affirmative vote on these matters by the Company's stockholders. The 4/05 Investors also received Lock-Up Agreements from Common Stockholders of the Company that held 14% of the Common Stock restricting them from selling their shares of Common Stock until the date following the record date for the annual meeting, or the date following the annual meeting.

Board Recommendation

         For the reasons outlined above, the Board recommends a vote FOR the proposal to approve, to the extent required for compliance with the American Stock Exchange rules, issuance of additional shares of the Company's Common Stock as needed for full conversion of the Company's Series C Convertible Preferred Stock and exercise of the Company's Warrants sold in a private placement in April 2005.

                                   PROPOSAL 6

      TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A 1 FOR 10 REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK
           AND REDUCE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

         The Company's Board of Directors has adopted a resolution approving the amendment of the Company's Certificate of Incorporation to effectuate a 1 for 10 reverse stock split of the Company's Common Stock (the "Reverse Stock Split"). The form of proposed amendment is attached to this proxy statement as Exhibit B. The reverse stock split amendment will effect the reverse stock split by reducing the number of outstanding shares of common stock by the ratio of 1-for-10, but will not increase the par value of our common stock. It will also reduce the number of authorized shares of our common stock from 200,000,000 to 50,000,000. If the Stockholders approve the Reverse Stock Split, the Reverse Stock Split would become effective on the date of filing of an amendment to the Certificate of Incorporation with the Delaware Secretary of State.

Reasons for the Reverse Stock Split

         Under the 4/05 Securities Purchase Agreement, the Company is required to use its best efforts to obtain the approval of its stockholders to effect the Reverse Stock Split. Accomplishing the Reverse Stock Split is required for the Company's Series C Preferred Stock to convert into Common Stock and for the Company to avoid having to redeem the Series C Preferred Stock in April 2006. Also, the Reverse Stock Split is likely required to maintain the Company's common stock listing on the American Stock Exchange. The Company's common stock is currently listed on the American Stock Exchange. The continued listing criteria of the American Stock Exchange requires, among other things, that the Company's common stock maintain a closing bid price in excess of $1.00 per share. The Company believes the trading price of its common stock, if not addressed, could result in delisting proceedings by the Amex.

         The Company's Board of Directors has determined that the continued listing of our common stock on the American Stock Exchange is in the best interests of our stockholders. If our common stock were delisted from the American Stock Exchange, the Company believes that the liquidity in the trading market for its common stock would be significantly decreased, which would likely reduce the trading price and increase the transaction costs of trading shares of our common stock. Delisting of the Company's common stock from the American Stock Exchange could also have adverse results to the Company under the 9/04 Securities Purchase Agreement and related agreements, such as triggering the rights of the Series A Preferred to require redemption of their shares and payment of liquidated damages.

         The Board also believes that the decrease in the number of shares of the Company's Common Stock outstanding as a consequence of the Reverse Stock Split, and the anticipated increase in the per share price of the Company's
Common Stock, could encourage interest in the Company's Common Stock and possibly promote greater liquidity for the Company's Stockholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

         There can be no assurances, however, that the foregoing events will occur, or that the market price of the Company's Common Stock immediately after the Reverse Stock Split will be maintained for any period of time. Although the Reverse Stock Split will not, by itself, impact our assets or prospects, the reverse split could result in a decrease in the aggregate market value of our common stock. Moreover, there can be no assurance that the market price of the Company's Common Stock after the Reverse Stock Split will adjust to reflect the exchange ratio or that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price.

Principal Effects of a Reverse Stock Split

         The Board of Directors has proposed a 1 for 10 reverse split of the Company's Common Stock. If approved, upon the filing of an amendment to the
Company's Certificate of Incorporation effectuating the Reverse Stock Split, each share of the Company's Common Stock outstanding as of the record date chosen by the Board will, immediately and automatically, be changed into one tenth (1/10) of a share of the Company's Common Stock. In addition, the number of shares of the Company's Common Stock subject to outstanding options, warrants and other convertible securities issued by the Company will be reduced by a factor of ten, and the exercise or conversion price thereof will be proportionately increased by a factor of ten. No fractional shares of the Company's Common Stock will be issued in connection with the Reverse Stock Split. Holders of the Company's Common Stock who would otherwise receive a fractional share of the Company's Common Stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below. The par value of the Company's Common Stock would remain unchanged at $.04 per share. The number of authorized common shares will also be reduced from 200,000,000 to 50,000,000. In addition, if the Reverse Split is effected and the volume weighted average price for the 20 trading days following the effectiveness of the Reverse Stock Split is less than $5.50, then the effective conversion price of the Company's Series C Preferred Stock and Series A Preferred Stock will be reset to such lower average price, and the conversion price of the Company's $12.5 million Convertible Promissory Notes issued to OneTravel, Inc. stockholders will be reset to 125% of such average price. (See Proposal 5 above for a description of the Series C Preferred Stock and Proposal 7 below for a description of the $12.5 million Convertible Promissory Notes).

         If this proposal is approved by the Stockholders the Board of Directors will fix a record date for determination of shares subject to the Reverse Stock Split.

         Because the Reverse Stock Split would apply to all issued and outstanding shares of the Company's Common Stock and outstanding rights to purchase the Company's Common Stock or to convert other securities into the Company's Common Stock, the Reverse Stock Split would not alter the relative rights and preferences of existing Stockholders. Because the number of authorized shares of the Company's Common Stock would be proportionately reduced, the amendment would not increase the proportionate number of shares of the Company's Common Stock available for future issuances by the Board of Directors.

         Upon the effectuation of the Reverse Stock Split some Stockholders may own less than one hundred shares of the Company's Common Stock. A purchase or sale of less than one hundred shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those Stockholders who own less than one hundred shares following the Reverse Stock Split may be required to pay moderately higher transaction costs should they then determine to sell their shares of the Company's Common Stock.

         Stockholders have no right under Delaware law or the Company's Certificate of Incorporation or By-Laws to dissent from the Reverse Stock Split or to dissent from the payment of cash in lieu of issuing fractional shares.

Cash Payment in Lieu of Fractional Shares

         If the Reverse Stock Split is approved by the Stockholders, upon the effectuation thereof no fractional shares would be issued. In lieu of any fractional shares to which a holder of the Company's Common Stock would otherwise be entitled as a result of the Reverse Stock Split, the Company would pay cash equal to such fractional share multiplied by the average of the high and low trading prices of the Common Stock (as adjusted to reflect the Reverse Stock Split) during regular trading hours for the five (5) trading days immediately preceding the effective time of the Reverse Stock Split, which amount is hereby determined to equal the fair market value of the Common Stock at the effective time of the Reverse Stock Split.

Effectiveness of the Reverse Stock Split

         The reverse stock split, if approved by our Stockholders, will become effective upon our filing with the Delaware Secretary of State of a certificate of amendment to our certificate of incorporation, in substantially the form attached to this proxy statement as Exhibit B. We expect that this filing will take place on or shortly after the date of the Meeting, assuming that our Stockholders approve the Reverse Stock Split.

         Beginning on the effective date of the Reverse Stock Split, each certificate representing shares of our common stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of common stock resulting from the Reverse Stock Split. Following the effective date, stockholders will be notified by a press release of the effectiveness of the Reverse Stock Split and will be sent instructions as to how and when to surrender their certificates representing shares of our common stock in exchange for certificates or other evidence representing the reduced number of shares of our common stock resulting from the Reverse Stock Split. We intend to use Olde Monmouth Stock Transfer Co., Inc. as our exchange agent to effect the exchange of certificates following the reverse stock split. No service charges will be payable by the Stockholders in connection with the exchange of certificates. All of these expenses will be borne by the Company. Stockholders should not destroy any stock certificates and should not submit any certificates to the Company until requested to do so.

Certain Federal Income Tax Consequences

         The following is a summary of certain material United States federal income tax consequences of the reverse stock split. It does not purport to be a complete discussion of all of the possible United States federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. This discussion does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. It also assumes that the shares of our common stock held by our stockholders before the reverse stock split were, and the shares of our common stock held after the reverse stock split will be, held as "capital assets," as defined in the Internal Revenue Code of 1986 (that is, generally, property held for investment). The tax treatment to a stockholder may vary depending upon the particular facts and circumstances of that stockholder. Furthermore, this discussion is based on the provisions of the United States federal income tax law in effect on the date of this proxy statement, which are subject to change retroactively as well as prospectively, and is not binding on the Internal Revenue Service or the courts.

         In general, the federal income tax consequences of the Reverse Stock Split will vary among Stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of the Company's Common Stock in exchange for their old shares of the Company's Common Stock. The Company believes that because the Reverse Stock Split is not part of a plan to increase periodically a Stockholder's proportionate interest in the Company's assets or earnings and profits, the Reverse Stock Split will likely have the following federal income tax effects:

         * A Stockholder who receives solely a reduced number of shares of the Company's Common Stock will not recognize gain or loss. In the aggregate, such a Stockholder's basis in the reduced number of shares of the Company's Common Stock will equal the Stockholder's basis in its old shares of the Company's Common Stock.

         * A Stockholder who receives cash in lieu of a fractional share as a result of the Reverse Stock Split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such Stockholder, depending on that Stockholder's particular facts and circumstances. Generally, a Stockholder receiving such a payment would recognize gain or loss equal to the difference, if any, between the amount of cash received and the Stockholder's basis in the fractional share. In the aggregate, such a Stockholder's basis in the reduced number of shares of the Company's Common Stock will equal the Stockholder's basis in its old shares of the Company's Common Stock decreased by the basis allocated to the fractional share for which such Stockholder is entitled to receive cash.

         * The Company will not recognize any gain or loss as a result of the Reverse Stock Split.

         We have included the federal income tax discussion set forth above for your general information only, and it may not be applicable depending upon your particular situation. You should consult your own tax advisor with respect to the tax consequences to you of the reverse stock split, including the tax consequences under state, local, foreign, and other tax laws and possible effects of changes in federal or other tax laws.

Board Recommendation

         For the reasons outlined above, the Board recommends a vote FOR the approval of an amendment to the Company's Certificate of Incorporation to effectuate a 1 for 10 reverse split of the Company's authorized and outstanding Common Stock and to reduce the authorized common stock to 50,000,000 shares.

                                   PROPOSAL 7

    TO APPROVE, TO THE EXTENT REQUIRED FOR COMPLIANCE WITH THE AMERICAN STOCK EXCHANGE RULES, THE ISSUANCE OF ADDITIONAL SHARES OF THE COMPANY'S COMMON
   STOCK AS NEEDED FOR FULL CONVERSION OF THE COMPANY'S AGGREGATE $12,500,000
     SECURED PROMISSORY NOTES ISSUED FOR THE ACQUISITION OF ONETRAVEL, INC.

Description of Transaction

         On April 15, 2005, the Company closed a transaction through which its wholly owned subsidiary, OT Acquisition Corporation, ("Sub") merged with and into OneTravel, Inc. ("OneTravel"). Pursuant to the terms of the Agreement and Plan of Merger dated February 10, 2005 for the acquisition (the "Merger Agreement") the OneTravel stockholders received (i) $13 million, plus or minus a working capital adjustment, and (ii) a six month, interest free, convertible promissory note in the principal amount of $12.5 million (the "Promissory Note"). The Promissory Note is convertible into the Company's Common Stock at the option of the note-holder at a conversion price per share of Common Stock equal to the lesser of (a) $.6875 or (b) if the Conversion Price of the Series C stock is reset as a consequence of the Reverse Stock Split, then 125% of such Reset Conversion Price for the Series C Preferred Stock. The Company has the right to extend the maturity of the Promissory Note by up to five months upon payment of an extension fee to the note-holders of $125,000 per each one month extension.

         The Company has agreed to file registration statement with the SEC registering for resale all shares of the Company's Common Stock underlying the Promissory Note.

         The merger transaction was approved by the Company's Board of Directors on February 7, 2005. The Company's Promissory Note was issued, and the shares of Common Stock underlying the Promissory Note, will be issued, pursuant to the exemption from registration provided by Section 4(2) of the Securities Act, as amended, and Regulation D promulgated under the Securities Act.

American Stock Exchange Approval Rule

         The Company's Common Stock is listed for trading on the American Stock Exchange and therefore, is subject to the Rules of the American Stock Exchange. Pursuant to the American Stock Exchange Constitution and Rules, Section 712, "the corporation is required to obtain shareholder approval as a prerequisite to approval of applications to list additional shares to be issued as sole or partial consideration for an acquisition of the stock or assets of another company . . . where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 20% or more." As of April 14, 2005, a day prior to closing of the merger transaction, the Company had 29,219,112 shares of Common Stock issued and outstanding. Generally, in making a determination regarding the shareholder approval on the 20% rule, the American Stock Exchange will compute the number of shares to be obtained by utilizing the lowest possible conversion ratio and will rely on the number of shares outstanding at the time of the offering. The issuance of shares of Common Stock in connection with the merger transaction upon conversion of the Promissory Note could result in an increase in the Company's outstanding Common Stock of 20% or more. Therefore, shareholder approval is required regarding issuances of Common Stock greater than or equal to 20% of the Company's outstanding Common Stock as of April 14, 2005, in connection with the merger transaction upon conversion of the Promissory Note.

         In the event that  shareholder  approval is not obtained the Promissory
Note issued in the merger transaction may not be converted, and the Company would not be able to satisfy the Promissory Note by issuing common stock.

Board Recommendation

         For the reasons outlined above, the Board recommends a vote FOR the proposal to approve, to the extent required for compliance with the American Stock Exchange rules, the issuance of additional shares of the Company's Common Stock for full conversion of the Company's aggregate $12,500,000 Secured Promissory Notes issued for the acquisition of OneTravel, Inc.

                                  OTHER MATTERS

         Other Business - The Board does not know of any other matters that may come before the Meeting. If any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.

         Stockholders Proposals - Under SEC Rule 14a-8, stockholder proposals for the annual meeting of stockholders to be held in 2006 will not be included in the Proxy Statement for that meeting unless the proposal is proper for inclusion in the Proxy Statement and for consideration at the next annual meeting of stockholders, and is received by the Secretary of the Company at the Company's executive offices, which are located at 6836 Morrison Boulevard, Suite 200, Charlotte, NC 28211, no later than __________, 2005, which is 120 days before the anniversary date of the release of this proxy statement to stockholders. Stockholders must also follow the other procedures prescribed in SEC Rule 14a-8 under the Exchange Act.

         Annual Report to Stockholders - The Company's Annual Report to Stockholders for the year ended June 30, 2004, containing financial and other information pertaining the Company, is being furnished to the stockholders simultaneously with this Proxy Statement.

         Annual Report on Form 10-K - The Company will furnish without charge to any stockholder as of the record date a copy of the Company's Annual Report on Form 10-KA for the year ended June 30, 2004, as filed with the SEC. Requests for such materials should be made in writing and directed to RCG Companies, 6836 Morrison Boulevard, Suite 200, Charlotte, NC 28211, Attention: Controller.

         Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Meeting, and your cooperation will be appreciated. Stockholders who attend the Meeting may vote their shares personally even though they have sent in their proxies.

                                                                      Appendix A

                            CHARTER OF THE NOMINATING
                                       AND
                         CORPORATE GOVERNANCE COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                          OF RCG COMPANIES INCORPORATED

I.       PURPOSE OF THE COMMITTEE

The  purposes  of  the  Nominating  and  Corporate   Governance  Committee  (the
"Committee") of the Board of Directors (the "Board") of RCG Companies Incorporated (the "Company") shall be to recommend to the Board individuals qualified to serve as directors of the Company and on committees of the Board; to advise the Board with respect to the Board composition, procedures and committees; to develop and recommend to the Board a set of corporate governance principles applicable to the Company; and to oversee the evaluation of the Board and the Company's management.

II.      COMPOSITION OF THE COMMITTEE

The Committee shall initially be comprised of two directors who qualify as independent directors ("Independent Directors") under the listing standards of The American Stock Exchange (the "AMEX"). The Board shall designate one member of the Committee as its Chairperson.

The number and identities of directors comprising the members of the Committee shall be determined from time to time by resolution of the Board. Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy.

III.     MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee. A majority of the members of the Committee present in person or by telephone shall constitute a quorum.

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

Following each of its meetings, the Committee shall deliver to the Board a meeting report, which includes a description of all actions taken by the Committee at the meeting. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

IV.      DUTIES OF THE COMMITTEE

A.       Board Candidates and Nominees

With respect to Board candidates and nominees, the Committee shall have the following goals and responsibilities:

         (a) To establish procedures for evaluating the suitability of potential director nominees proposed by management or shareholders, including conducting all necessary and appropriate inquiries into the background and qualifications of potential candidates.

         (b) To consider questions of independence and conflicts of interest pertaining to members of the Board.

         (c) Except where the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Committee shall recommend to the Board for approval by the stockholders at the annual meeting, or by the Board to fill vacancies, the director nominees, which recommendations shall be consistent with the Board's criteria for selecting new directors. Such criteria include the possession of such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or AMEX listing requirement.

         (d) To review each director's suitability for continued service when his or her term expires and when he or she has a significant change in status, including but not limited to, an employment change, and to recommend whether or not the director should be re-nominated.

         (e) To review and determine directors' compensation.

B.       Board Composition and Procedures

The Committee shall have the following goals and responsibilities with respect to the composition and procedures of the Board as a whole:

         (a) To review annually with the Board the composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Directors required by the AMEX.

         (b) To review periodically the size of the Board and recommend to the Board any appropriate changes.

         (c) To make recommendations on the frequency and structure of Board meetings.

         (d) To make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted, including but not limited to, procedures with respect to the waiver by the Board of any Company rule, guideline, procedure or corporate governance principle.

C.       Board Committees

The following shall be the goals and responsibilities of the Committee with respect to the committee structure of the Board:

         (a) To make recommendations to the Board regarding the size and composition of each standing committee of the Board of Directors, including the identification of individuals qualified to serve as members of a committee, including the Committee, and to recommend individual directors to fill any vacancy that might occur on a committee, including the Committee.

         (b) To monitor the functioning of the committees of the Board and to make recommendations for any changes, including the creation and elimination of committees.

         (c) To review annually committee assignments and the policy with respect to the rotation of committee memberships and/or chairpersonships, and to report any recommendations to the Board.

         (d) To recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee's power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual director, to make such a recommendation at any time.

D.       Chief Executive Officer

The Committee shall make recommendations to the Board regarding the selection and replacement, if necessary, of the CEO and periodically evaluate the performance of the CEO. The Committee shall review and evaluate succession planning for the CEO and other executive officer positions.

E.       Corporate Governance

With respect to corporate governance, the following shall be the goals and responsibilities of the Committee:

         (a) To develop and review periodically, and at least annually, the corporate governance principles adopted by the Board to assure that they are appropriate for the Company and comply with the requirements of the AMEX, and to recommend any desirable changes to the Board.

         (b) To consider the adequacy of the Articles of Incorporation and Bylaws of the Company and recommend amendments to such organizational documents, if necessary.

         (c) To ensure that at each annual meeting, and at other regular Board meetings if necessary, the Independent Directors meet in executive session prior to the conclusion of such meetings.

         (d) To consider any other corporate governance and ethical issues that arise from time to time, and to develop appropriate recommendations for the Board.

V.       EVALUATION OF THE BOARD

The Committee shall be responsible for overseeing the evaluation of individual directors and the Board as a whole. The Committee shall establish procedures to allow it to exercise this oversight function.

VI.      EVALUATION OF THE COMMITTEE

The Committee shall, on an annual basis, evaluate its performance under this Charter. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board; the manner in which they were discussed or debated; and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

The Committee shall deliver to the Board a report setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company's or the Board's policies or procedures.

VII.     INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Company's expense, such independent counsel or other advisers as it deems necessary. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates, including the sole authority to approve the search firm's fees and other retention terms, such fees to be borne by the Company.


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

                                                                         [PROXY]

                           RCG COMPANIES INCORPORATED

         6836 MORRISON BLVD., SUITE 200, CHARLOTTE, NORTH CAROLINA 28211

                         PROXY FOR THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON JUNE 24, 2005

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                BOARD OF DIRECTORS OF RCG COMPANIES INCORPORATED

         The undersigned holder of shares of Common Stock of RCG COMPANIES INCORPORATED, a Delaware corporation (the "Company"), hereby appoints William A. Goldstein and Marc Bercoon, and each of them, with full power of substitution, the proxies and attorneys of the undersigned, to vote as specified hereon at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at the Westin, located at 3391 Peachtree Road NE, Atlanta, Georgia, on June 2005 at 9:30 a.m., local time, and at any adjournments or postponements thereof, with all powers (other than the power to revoke the proxy or vote the proxy in a manner not authorized by the executed form of proxy on the reverse side hereof) that the undersigned would have if personally present at the Meeting, to act in the undersigned's discretion upon any other matter or matters that may properly be brought before the Meeting and to appear and vote all the shares of Common Stock of the Company that the undersigned may be entitled to vote. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement, Annual Report on Form 10-K/A for the fiscal year ended June 30, 2004, and hereby revokes any proxy or proxies heretofore given by the undersigned relating to the Meeting.

         This proxy may be revoked at any time prior to the voting thereof.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL

         The Board of Directors recommends a vote FOR the following proposals:

1. To elect the eight nominees listed below to the Board of Directors of the Company.

         |_|  FOR all nominees                      |_| WITHHOLD AUTHORITY to
              (except as marked below)                  vote for all nominees

         NOMINEES: Jeffrey F. Willmott, Michael D. Pruitt, Dr. James A. Verbrugge, P. Roger Byer, J. Michael Carroll, William A. Goldstein, Ronald Attkisson, and John J. Sicilian.

         INSTRUCTIONS: To withhold authority to vote for any nominee, enter the name of such nominee in the space provided below:


--------------------------------------------------------------------------------

                 (Continued and to be signed on the other side)


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

2. To ratify the Company's selection of BDO Seidman LLP as independent registered accounting firm for the fiscal year ending June 30, 2004.

         |_| FOR                    |_| AGAINST               |_| ABSTAIN

3. To approve, to the extent required for compliance with the American Stock Exchange rules, the issuance of additional shares of the Company's common stock in connection with the Company's February 2005 acquisition of Farequest Holdings, Inc., as needed for full (i) conversion of the Company's Series B 6% Redeemable Participating Preferred Stock into Common Stock; (ii) payment of the Company's $6,037,872 Promissory Note with 3,018,936 shares of Common Stock for the principal amount plus payment of interest of 4% per year in shares of Common Stock as needed, and (iii) issuance of shares of Common Stock as needed in full satisfaction of the Contingent Shares payable to the Farequest Holdings, Inc. former shareholders.

         |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

4. To approve, to the extent required for compliance with the American Stock Exchange rules, issuance of additional shares of the Company's Common Stock as needed for the full conversion of the Company's Series A 6% Convertible Preferred Stock and exercise of Warrants and Additional Investment Rights sold in a private placement offering completed by the Company in September 2004 and Warrants sold in private placement offerings completed by the Company in October 2003 and February 2005 and adjusted in April 2005.

         |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

5. To approve, to the extent required for compliance with the American Stock Exchange rules, issuance of additional shares of the Company's Common Stock as needed for full conversion of the Company's Series C Convertible Preferred Stock and exercise of the Company's Warrants sold in a private placement in April 2005.

         |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

6. To approve an amendment to the Company's Certificate of Incorporation effecting a 1 for 10 reverse split of the Company's Common Stock and reduction of the authorized Common Stock.

         |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

7. To approve, to the extent required for compliance with the American Stock Exchange rules, the issuance of additional shares of the Company's Common Stock as needed for full conversion of the Company's aggregate $12,500,000 Secured Promissory Notes issued for the acquisition of OneTravel, Inc.

         |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

8. To transact such other business as may properly come before the Meeting.

         |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED AS IF MARKED FOR THE PROPOSALS ABOVE.

                                    Dated:         _______________, 2005


                                    -------------------------------------------
                                    Signature


                                    -------------------------------------------
                                    Signature if jointly held


                                    Please  date  and  sign  as  name   appears
                                    hereon.    When    signing   as   Executor,
                                    Administrator,    Trustee,    Guardian   or
                                    Attorney,  please  give full title as such.
                                    If  a  corporation,  please  sign  in  full
                                    corporate   name  by   president  or  other
                                    authorized    corporate   officer.   If   a
                                    partnership, please sign in partnership name by authorized person. Joint owners should each sign.


                                        3